      As filed with the Securities and Exchange Commission on July 29, 1997

                                                Securities Act File No. 33-33617
                                       Investment Company Act File No. 811-06051

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]


                        POST-EFFECTIVE AMENDMENT NO. 23                      [X]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                               Amendment No. 25                              [X]

                        (Check appropriate box or boxes)

                                   ----------

                                 GALAXY FUND II
                    (formerly named IBM CREDIT MUTUAL FUNDS)
               (Exact Name of Registrant as Specified in Charter)
                               4400 Computer Drive
                                  P.O. Box 5108
                       Westboro, Massachusetts 01581-5108
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (800) 628-0414

                             W. Bruce McConnel, III
                           DRINKER BIDDLE & REATH,LLP
                        1345 Chestnut Street, Suite 1100
                        Philadelphia, Pennsylvania 19107
                     (Name and Address of Agent for Service)

                                    Copy to:
                          Jylanne Dunne, Vice President
                    First Data Investor Services Group, Inc.
                               4400 Computer Drive
                                  P.O. Box 5108
                          Westboro, Massachusetts 01581

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

[X]    immediately upon filing pursuant to paragraph (b), or

[ ]    on August 1, 1997 pursuant to paragraph (b), or

[ ]    60 days after filing pursuant to paragraph (a)(i), or

[ ]    on (date) pursuant to paragraph (a)(i)

[ ]    75 days after filing pursuant to paragraph (a)(ii)

[ ]    on (date) pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:

[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

       Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for its most recent fiscal year on May 30, 1997. Registrant continues its election to register an indefinite number of shares pursuant to Rule 24f-2.

                                 GALAXY FUND II
                                THE INDEXED FUNDS
                                    FORM N-1A
                              CROSS REFERENCE SHEET

                             PURSUANT TO RULE 495(a)


Part A
Item No.                                                      Prospectus Heading
--------                                                      ------------------
1.       Cover Page                                           Cover Page

2.       Synopsis                                             Highlights and Expense Summary

3.       Condensed Financial Information                      Financial Highlights

4.       General Description of Registrant                    Highlights; Investment Objectives and
                                                              Policies; Investment Limitations

5.       Management of the Fund                               Management of the Funds; Investment
                                                              Objectives and Policies; Performance and
                                                              Yield Information; Miscellaneous

5A.      Management's Discussion of
           Fund Performance                                   Not Applicable

6.       Capital Stock and Other Securities                   How to Purchase and Redeem Shares;
                                                              Description of Shares; Miscellaneous

7.       Purchase of Securities Being                         How to Purchase and Redeem Shares
           Offered

8.       Redemption or Repurchase                             How to Purchase and Redeem Shares;
                                                              Description of Shares; Investor Programs

9.       Pending Legal Proceedings                            Not Applicable

                                 GALAXY FUND II







                            LARGE COMPANY INDEX FUND
                            SMALL COMPANY INDEX FUND
                               UTILITY INDEX FUND
                            U.S. TREASURY INDEX FUND







                                   PROSPECTUS

                                  JULY 29, 1997

--------------------------------------------------------------------------------

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      ------------------------------------
                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
HIGHLIGHTS...............................................................   3
EXPENSE SUMMARY..........................................................   6
FINANCIAL HIGHLIGHTS.....................................................   8
INVESTMENT OBJECTIVES AND POLICIES.......................................  12
      The Indexing Approach..............................................  12
      The Large Company Index Fund.......................................  13
      The Small Company Index Fund.......................................  13
      The Utility Index Fund.............................................  14

      The U.S. Treasury Index Fund.......................................  15


OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS.......................  16


      Temporary Cash Balances............................................  16

      Securities Lending.................................................  16
      Stock Index Futures Contracts......................................  16

INVESTMENT LIMITATIONS...................................................  17

INVESTMENT RISKS.........................................................  17
PRICING OF SHARES........................................................  18
DIVIDENDS AND DISTRIBUTIONS..............................................  18
TAXES ...................................................................  19
MANAGEMENT OF THE FUNDS..................................................  20
      Investment Adviser.................................................  20

      Administrator  and Sub-Administrator...............................  21

      Distributor........................................................  21
      Custodian  and Transfer Agent......................................  21
HOW TO PURCHASE AND REDEEM SHARES........................................  21
      Purchase Procedures - Customers of Institutions....................  21
      Purchase Procedures - Direct Investors.............................  22
      Other Purchase Information.........................................  22
      Redemption Procedures - Customers of Institutions..................  23
      Redemption Procedures - Direct Investors...........................  23
      Other Redemption Information ......................................  25
DESCRIPTION OF SHARES....................................................  25
PERFORMANCE AND YIELD INFORMATION........................................  26
INVESTOR PROGRAMS........................................................  27
      Exchange Privilege.................................................  27
      Retirement Plans...................................................  28
      Automatic Investment Program.......................................  28
      Systematic Withdrawal Plan.........................................  28
      Payroll Deduction Program..........................................  28

      College Investment Program.........................................  29
      Direct Deposit Program.............................................  29
INFORMATION SERVICES.....................................................  29
      Galaxy II Information Center -- 24 Hour Information Service........  29
      Voice Response System..............................................  30
      Galaxy II Shareholder Services.....................................  30

MISCELLANEOUS............................................................  30

                       GALAXY FUND II - THE INDEXED FUNDS

4400 Computer Drive                   For an application and information regarding
P.O. Box 5108                         purchases, redemptions, exchanges and other
Westboro, Massachusetts 01581-5108    shareholder services or for current performance, call
                                      1-800-628-0414.


        GALAXY FUND II ("Galaxy II" or the "Trust") is a no-load, open-end investment company which offers you five investment options. This Prospectus describes four of these options (the "Funds"). The Funds use a strategy called indexing, seeking to provide investment results that, before deduction of operating expenses, match the price and yield performance of particular sets of securities or market segments. The Funds and their market segments are:

        The LARGE COMPANY INDEX FUND - U.S. publicly traded common stocks with large stock market capitalizations, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").


        The SMALL COMPANY INDEX FUND - U.S. publicly traded common stocks with smaller stock market capitalizations, as represented by the Standard & Poor's SmallCap 600 Stock Price Index (the "S&P SmallCap 600 Index").



        The UTILITY INDEX FUND - U.S. publicly traded common stocks of companies in the utility industry, as represented by the Standard & Poor's Utilities Composite Stock Price Index (the "S&P Utilities Index").


        The U.S. TREASURY INDEX FUND - U.S. Treasury notes and bonds, as represented by the U.S. Treasury component (the "U.S. Treasury Index") of the Salomon Brothers Broad Investment-Grade Bond Index.

Shares of the Funds are offered without any sales charge or redemption fee. Each Fund will incur management fees.

        SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


        This Prospectus sets forth concisely certain information about the Trust that you should know before making an investment decision. You are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Trust is contained in a Statement of Additional Information bearing the same date and is available free of charge by calling Galaxy II at 1-800-628-0414 or by writing to Galaxy II, c/o First Data Investor Services Group, Inc., 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581. The Statement of Additional Information has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference into this Prospectus.



            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
               THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                   EXCHANGE COMMISSION OR ANY STATE SECURITIES
                     COMMISSION PASSED UPON THE ACCURACY OR
                        ADEQUACY OF THIS PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                                  JULY 29, 1997

                                   HIGHLIGHTS


Q:    What is Galaxy Fund II?


A: The Trust is an open-end investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy II's Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds. A Prospectus for the Municipal Bond Fund may be obtained by calling 1-800-628-0414.


Q:    Who advises the Funds?

A: The Funds are managed by Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of December 31, 1996 of approximately $85 billion. See "Management of the Funds--Investment Adviser."

Q:    What advantages do the Funds offer?

A: The Funds offer investors the opportunity to invest in a variety of investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities.

Q:    How does one buy and redeem shares?


A: The Funds are distributed by First Data Distributors, Inc. ("FD Distributors"). Shares of the Funds are sold to individuals or corporations, who submit a purchase application to the Trust, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Shares may also be purchased by FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Share purchase and redemption information for both Direct Investors and Customers is provided in this Prospectus under "How to Purchase and Redeem Shares." The minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plan accounts ("SEPs"), Multi- Employee Pension Plan accounts ("MERPs") and Keogh Plan accounts is $500 (including spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Fund shares. See "How to Purchase and Redeem Shares--Other Purchase Information" below.


Q:    When are dividends paid?

A: The net investment income of the Small Company Index and Large Company Index Funds is declared and paid annually. The net investment income of the Utility Index Fund is declared and paid quarterly. The net investment income of the U.S. Treasury Index Fund is declared daily and paid monthly. Net realized capital gains of the Funds are distributed at least annually. See "Dividends and Distributions."

Q:    What potential risks are presented by the Funds' investment practices?

A: A Fund's ability to match its performance with an index may be affected by, among other things, changes in the securities markets, the manner in which the index is calculated and the timing of purchases and redemptions of the Fund's shares. The Trust expects the investment of each Fund to decline in value whenever the market, as represented by the securities in the index, declines.

            LARGE COMPANY INDEX FUND: The Fund should exhibit price volatility similar to that of the S&P 500.

            SMALL COMPANY INDEX FUND: Since it invests in smaller companies, the Fund may have greater price volatility and less liquidity than the Large Company Index Fund.

            UTILITY INDEX FUND: Historically, utility stocks have been one of the least volatile sectors of the U.S. stock market when measured by statistics such as standard deviation of return. Consequently, the Utility Index Fund may have less price volatility than either the Large Company or Small Company Index Funds, although there can be no assurance of this. The Utility Index Fund is subject to industry risk and market risk. Industry risk is the possibility that a particular group of related stocks in a particular industry will decline in price due to industry-specific developments. The Fund will concentrate its investments in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investment alternatives.

            U.S. TREASURY INDEX FUND: While the "full faith and credit" of the U.S. Government guarantees the stated interest rate and principal at maturity of U.S. Treasury notes and bonds, the market value of these securities will fluctuate due to changing interest rates. The U.S. Treasury Index Fund is subject to moderate levels of interest rate risk.


      It is impossible to eliminate risk from investments in common stocks and bonds. You should consider your investment in the Funds to be long-term. The Funds are not designed to provide you with a means to speculate on short-term movements in the stock market.


Q:    What shareholder privileges are offered by the Funds?


A: Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange shares of a Fund having a value of at least $100 for shares of any of the other funds or portfolios offered by the Trust or otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. The Trust offers IRAs, SEPs, and Keogh Plan accounts, which can be established by contacting FD Distributors (call 1-800-628-

      0414). Shares of the Funds are available for purchase in connection with MERPs accounts, and detailed information concerning eligibility and other matters and the form of application is available from Fleet Brokerage Securities, Inc. (call 1-800-221-8210). The Trust also offers an Automatic Investment Program, which allows a Direct Investor to purchase Fund shares each month as well as other shareholder privileges. See "Investor Programs."

                                 EXPENSE SUMMARY

        The following table illustrates expenses and fees that you would incur, either directly or indirectly, as a shareholder of each Fund. The expenses and fees for each Fund are for the fiscal year ended March 31, 1997. "Other Expenses" are based on estimated amounts for the Funds' current fiscal year.

                                                    Large      Small                  U.S.
                                                   Company    Company    Utility    Treasury
                                                    Index      Index      Index      Index
SHAREHOLDER TRANSACTION EXPENSES                    Fund        Fund       Fund       Fund
--------------------------------                   -------    -------    -------    --------
Sales Load Imposed on Purchases................      None       None       None       None
Sales Load Imposed on Reinvested Dividends.....      None       None       None       None
Redemption Fees................................      None       None       None       None
Exchange Fees..................................      None       None       None       None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE
OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------
Advisory and Administration Fees...............      0.40%      0.40%      0.40%      0.40%
12b-1 Fees.....................................      None       None       None       None
Other Expenses.................................      0.00%      0.00%      0.00%      0.00%
                                                    -----      -----      -----      -----
Total Fund Operating Expenses..................      0.40%      0.40%      0.40%      0.40%
Account Maintenance Fee (per year per account
      after waivers)                                $0.00*     $0.00*     $0.00*     $0.00*

---------------

* First Data Investor Services Group, Inc. ("FDISG"), the Funds' sub-administrator, has agreed until further notice to waive receipt of the annual account maintenance fee of $10.00 otherwise payable by shareholders of each Fund to defray the costs of maintaining shareholder accounts. See "Dividends and Distributions" for more information about this fee.

        Fleet National Bank ("FNB"), the Funds' administrator, is responsible for the payment of all of the expenses of the Funds, other than certain limited expenses (such as brokerage fees and commissions, interest on borrowings, taxes and such extraordinary, non-recurring expenses as may arise). For a further description of the various costs and expenses shown above, see "Management of the Funds."

EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT IN EACH FUND OVER VARIOUS TIME PERIODS. IT ASSUMES THAT YOUR INVESTMENT GROWS 5% PER YEAR AND THAT YOU REDEEM YOUR INVESTMENT AT THE END OF EACH TIME PERIOD.

                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                  ------    -------    -------    --------
Large Company Index Fund......................      $4        $13        $22         $49
Small Company Index Fund......................      $4        $13        $22         $49
Utility Index Fund............................      $4        $13        $22         $49
U.S. Treasury Index Fund......................      $4        $13        $22         $49

        These expense figures do not reflect the annual account maintenance fee for each Fund of $10.00 that would otherwise be payable by shareholders had not FDISG agreed to waive until further notice receipt of this fee.

        THESE EXAMPLES ARE NOT REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN SHOWN IN THESE EXAMPLES. For example, certain shareholders who redeem by wire will incur a charge, currently $5.00 per wire redemption. Also, each Fund's actual performance may be better or worse than the 5% growth per year assumed in the examples.

                              FINANCIAL HIGHLIGHTS


      The following Financial Highlights for the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report is contained in the Trust's Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information. The Financial Highlights for the remaining periods were audited by other auditors. Further information about the performance of the Funds is also contained in the Funds' Annual Report to Shareholders which may be obtained without charge by calling Galaxy II at 1-800-628-0414.



                            LARGE COMPANY INDEX FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                                         PERIOD
                                                                                                                          ENDED
                                                                            YEAR ENDED MARCH 31,                        MARCH 31
                                                   -----------------------------------------------------------------    ---------
                                                   1997      1996        1995         1994        1993        1992       1991(1)
                                                   ----    -------     --------     --------    --------    --------    ---------
Net Asset Value, Beginning
  of Period....................................    $20.06  $ 15.76     $  14.36     $  14.59    $  13.04    $  12.10     $ 10.00
                                                   ------  -------     --------     --------    --------    --------     -------
Income from Investment Operations:
  Net investment  income(2)....................      0.43     0.38         0.37         0.36        0.34        0.31        0.15
  Net realized and unrealized
    gain (loss) on
    investments and futures contracts..........      3.41     4.57         1.73        (0.20)       1.55        0.95        2.10
                                                   ------  -------     --------     --------    --------    --------     -------
        Total from Investment
          Operations:..........................      3.84     4.95         2.10         0.16        1.89        1.26        2.25
                                                   ------  -------     --------     --------    --------    --------     -------
Less Dividends:
  Dividends from net investment
    income.....................................     (0.38)   (0.31)       (0.37)       (0.36)      (0.34)      (0.31)      (0.15)
   Dividends from net realized
    capital gains..............................     (0.43)   (0.34)       (0.33)       (0.03)         --       (0.01)         --
                                                   ------  -------     --------     --------    --------    --------     -------
        Total Dividends:.......................      0.81    (0.65)       (0.70)       (0.39)      (0.34)      (0.32)      (0.15)
                                                   ------  -------     --------     --------    --------    --------     -------
Net increase (decrease) in net asset
  value........................................      3.03     4.30         1.40        (0.23)       1.55        0.94        2.10
                                                   ------  -------     --------     --------    --------    --------     -------
Net Asset Value, End of Period.................    $23.09  $ 20.06     $  15.76     $  14.36    $  14.59    $  13.04     $ 12.10
                                                   ======  =======     ========     ========    ========    ========     =======
Total Return...................................     19.32%   31.80%       15.07%        1.02%      14.68%      10.43%      22.60%(5)

Ratios/Supplemental Data:
Net Assets, End of
  Period (in 000's)............................  $421,652  $240,689    $147,597     $143,828    $133,426     $87,118     $17,215
Ratios to average net assets:
  Net investment income including reimbursement      2.19%    2.11%        2.48%        2.41%       2.57%       2.79%       3.45%(5)

  Operating  expenses including reimbursement..      0.40%    0.40%        0.40%        0.40%       0.40%       0.40%       0.40%(5)
  Operating expenses excluding reimbursement...      0.40%    0.41%        0.41%        0.40%       0.40%       0.40%       0.40%(5)
Portfolio Turnover Rate........................        11%       5%           7%           4%          0%          0%          0%(5)
Average Commission Rate  Paid(3)...............   $0.0387   $0.0203          N/A          N/A         N/A         N/A         N/A


1     The Fund commenced operations on October 1, 1990.


2 Net investment income per share before reimbursement by the sub-administrator for the fiscal years ended March 31, 1997, 1996 and 1995 was $0.43, $0.38 and $0.37, respectively.


3 Required disclosure for fiscal years beginning on or after September 1, 1995.

4     Annualized

5     Not Annualized

                            SMALL COMPANY INDEX FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                                        PERIOD
                                                                                                                         ENDED
                                                                            YEAR ENDED MARCH 31,                        MARCH 31
                                                   --------------------------------------------------------------       --------
                                                   1997     1996       1995        1994        1993        1992          1991(1)
                                                   ----   -------    --------    --------    --------    --------       --------
Net Asset Value, Beginning
  of Period ....................................  $22.30  $ 17.62    $  17.49    $  17.42    $  15.39    $  13.08       $  10.00
                                                  ------  -------    --------    --------    --------    --------       --------
Income from Investment Operations:
  Net investment income(2) .....................    0.38     0.32        0.32        0.26        0.25        0.20           0.15
  Net realized and unrealized
    gain (loss) on
    investments and futures contracts ..........    1.76     5.07        0.91        0.39        2.07        2.40           3.01
                                                  ------  -------    --------    --------    --------    --------       --------
         Total from Investment
           Operations: .........................    2.14     5.39        1.23        0.65        2.32        2.60           3.16
                                                  ------  -------    --------    --------    --------    --------       --------
Less Dividends:
  Dividends from net investment
    income .....................................   (0.34)   (0.38)      (0.32)      (0.25)      (0.24)      (0.22)         (0.08)
   Dividends from net realized
    capital gains ..............................   (1.46)   (0.33)      (0.78)      (0.33)      (0.05)      (0.07)            --
                                                  ------- -------    --------    --------    --------    --------       --------
       Total Dividends: ........................    1.80    (0.71)      (1.10)      (0.58)      (0.29)      (0.29)         (0.08)
                                                  -------  -------    --------    --------    --------    --------       --------
Net increase (decrease) in net
  asset value ..................................    0.34     4.68        0.13        0.07        2.03        2.31           3.08
                                                  ------- -------    --------    --------    --------    --------       --------
Net Asset Value, End of  Period ................  $22.64  $ 22.30    $  17.62    $  17.49    $  17.42    $  15.39       $  13.08
                                                  ======= =======    ========    ========    ========    ========       ========
Total Return ...................................    9.60%   30.85%       7.60%       3.64%      15.20%      20.04%         31.83%(5)

Ratios/Supplemental Data:
Net Assets, End of
  Period (in 000's) ............................ $309,474 291,724    $235,295    $255,347    $213,669    $116,290       $ 16,334
Ratios to average net assets:
  Net investment income including
   reimbursement................................     1.59%   1.52%       1.72%      1.55%       1.80%        2.26%          2.98%(4)

  Operating  expenses including reimbursement ..     0.40%   0.40%       0.40%      0.40%       0.40%        0.40%          0.40%(4)
  Operating expenses excluding reimbursement ...     0.40%   0.41%       0.40%      0.40%       0.40%        0.40%          0.40%(4)
Portfolio Turnover Rate ........................        8%     14%         10%        17%          5%           6%             1%(5)
Average Commission Rate Paid(3) ................  $0.0480  $0.0225        N/A         N/A         N/A          N/A            N/A


1     The Fund commenced operations on October 1, 1990.


2 Net investment income per share before reimbursement by the sub-administrator for the fiscal years ended March 31, 1997, 1996 and 1995 was $0.38, $0.31 and $0.31 , respectively.


3 Required disclosure for fiscal years beginning on or after September 1, 1995.

4     Annualized

5     Not Annualized

                               UTILITY INDEX FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                   PERIOD
                                                                                                    ENDED
                                                                       YEAR ENDED MARCH 31,       MARCH 31,
                                                       ---------------------------------------    ---------
                                                       1997      1996        1995        1994      1993(1)
                                                       ----    -------     -------     -------    ---------
Net Asset Value, Beginning of Period                   $12.03  $  9.88     $  9.99     $ 10.93     $ 10.00
                                                       ------  -------     -------     -------     -------
Income from Investment Operations:
  Net investment income(2)...........................    0.49     0.44        0.47        0.43        0.06
  Net realized and unrealized gain (loss) on
     investments.....................................   (0.09)    2.15       (0.03)      (0.93)       0.93
                                                       ------  -------     -------     -------     -------
       Total from Investment Operations:.............    0.40     2.59        0.44       (0.50)       0.99
                                                       ------  -------     -------     -------     -------
Less Dividends:
  Dividends from net investment income...............   (0.46)   (0.44)      (0.46)      (0.43)      (0.06)
  Dividends from net realized capital gains..........   (0.55)      --       (0.08)      (0.01)         --
  Dividends in excess of net realized capital gains..      --       --       (0.01)         --          --
                                                       ------  -------     -------     -------     -------
       Total Dividends:..............................   (1.01)   (0.44)      (0.55)      (0.44)      (0.06)
                                                       ------  -------     -------     -------     -------
Net increase (decrease) in net asset value...........   (0.61)    2.15       (0.11)      (0.94)       0.93
                                                       ------  -------     -------     -------     -------
Net Asset Value, End of Period.......................  $11.42  $ 12.03     $  9.88     $  9.99     $ 10.93
                                                       ======  =======     =======     =======     =======
Total Return.........................................    3.46%   26.61%       4.67%       4.83%       9.85%(5)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's).................  $45,582 $56,383     $52,831     $68,445     $38,151
Ratios to average net assets:
  Net investment income including reimbursement......    3.96%    3.79%       4.62%       4.08%       4.66%(4)

  Operating  expenses including reimbursement........    0.40%    0.40%       0.40%       0.40%       0.40%(4)
  Operating expenses excluding reimbursement.........    0.40%    0.41%       0.41%       0.40%       0.40%(4)
Portfolio Turnover Rate..............................     170%      12%          5%         19%          0%(5)
Average Commission Rate Paid(3)......................  $0.0572 $0.0230         N/A         N/A         N/A


1     The Fund commenced operations on January 5, 1993.


2 Net investment income per share before reimbursement by the sub-administrator for the fiscal years ended March 31, 1997, 1996 and 1995 was $0.49, $0.44 and $0.47, respectively.


3 Required disclosure for fiscal years beginning on or after September 1, 1995.

4     Annualized

5     Not Annualized

                            U.S. TREASURY INDEX FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                                                      Period
                                                                                                                      Ended
                                                                         Year Ended March 31,                         March 31,
                                                   ----------------------------------------------------------         --------
                                                   1997      1996          1995          1994          1993            1992(1)
                                                   ----    --------      --------      --------      --------         --------
Net Asset Value, Beginning
  of Period ..................................... $10.24   $   9.91      $  10.38      $  11.01      $  10.39         $  10.00
                                                           --------      --------      --------      --------         --------
Income from Investment Operations:
  Net investment income(2) ......................   0.64       0.66          0.65          0.58          0.63             0.51
  Net realized and unrealized
     gain (loss) on investments .................  (0.25)      0.33         (0.29)        (0.29)         0.75             0.38
                                                  ------   --------      --------      --------      --------         --------
       Total from Investment
          Operations ............................   0.39       0.99          0.36          0.29          1.38             0.89
                                                  ------   --------      --------      --------      --------         --------
Less Dividends:
  Dividends from net investment
     income .....................................  (0.64)     (0.65)        (0.66)        (0.58)        (0.63)           (0.50)
  Dividends in excess of net investment
     income .....................................     --      (0.01)        (0.01)           --            --               --
  Distributions from net realized
     capital gains ..............................     --         --            --         (0.34)        (0.13)              --
  Dividends in excess of net realized
   capital gains ................................     --         --         (0.16)           --            --               --
                                                  ------   --------      --------      --------      --------         --------
       Total Dividends: .........................  (0.64)     (0.66)        (0.83)        (0.92)        (0.76)           (0.50)
                                                  ------   --------      --------      --------      --------         --------
Net increase (decrease) in net
  asset value ...................................  (0.25)     (0.33)        (0.47)        (0.63)         0.62             0.39
                                                  ------   --------      --------      --------      --------         --------
Net Asset Value, End of Period .................. $ 9.99   $  10.24      $   9.91      $  10.38      $  11.01         $  10.39
                                                  ======   ========      ========      ========      ========         ========
Total Return ....................................   3.91%     10.09%         3.81%         2.40%        13.69%            8.99%(4)

Ratios/Supplemental Data:
Net Assets, End of
  Period (in 000's) .............................$111,313  $124,944      $104,251      $138,225      $145,353         $102,830
Ratios to average net assets:
  Net investment income including reimbursement..   6.31%      6.35%         6.43%         5.21%         5.87%            6.40%(3)
  Operating expenses including reimbursement ....   0.40%      0.40%         0.40%         0.40%         0.40%            0.40%(3)
  Operating expenses excluding reimbursement ....   0.40%      0.41%         0.41%         0.40%         0.40%            0.40%(3)
Portfolio Turnover Rate .........................     39%        35%           50%           75%           35%              57%(4)


1     The Fund commenced operations on June 4, 1991.


2 Net investment income per share before reimbursement by the sub-administrator for the fiscal years ended March 31, 1997, 1996 and 1995 was $0.64, $0.66 and $0.65, respectively.


3     Annualized

4     Not Annualized

                       INVESTMENT OBJECTIVES AND POLICIES

      The Trust offers you four indexed investment options:

      The LARGE COMPANY INDEX FUND seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks with large stock market capitalizations, as represented by the S&P 500.


      The SMALL COMPANY INDEX FUND seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks with smaller stock market capitalizations, as represented by the S&P SmallCap 600 Index.


      The UTILITY INDEX FUND seeks to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks of companies engaged in the utility industry, as represented by the S&P Utilities Index.


      The U.S. TREASURY INDEX FUND seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. Treasury notes and bonds, as represented by the U.S. Treasury Index.

      The investment objective of a Fund may not be changed without the approval of the holders of a "majority" of the outstanding voting shares of that Fund. The term "majority" is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the investment objective of any Fund will be achieved.

      Risk considerations related to the Funds' investments are described under "Other Investment Practices" and "Investment Risks."

THE INDEXING APPROACH

      The Funds are not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Instead, the Funds seek to match the investment performance of their respective market segments, as represented by their respective indexes, through the use of sophisticated computer models to determine which stocks or bonds should be purchased or sold, while keeping transaction and administrative costs to a minimum. Each Fund will attempt to be fully invested in securities of its respective index and will invest at least 80% of its net assets in those securities. The Fund's investment adviser, Fleet Investment Advisors Inc. ("Fleet"), generally selects securities for the Funds on the basis of their weightings in the respective indexes. A Fund will only purchase a security that is included in its respective index at the time of such purchase. With respect to the remaining portion of its net assets, each Fund has the ability to hold temporary cash balances and, if appropriate, in the case of the Large Company Index Fund, the Small Company Index Fund and the Utility Index Fund (the "Stock Funds") to use stock index futures contracts to increase efficiency. Each Fund also may lend securities constituting up to 33 1/3% of its total assets.


      While there can be no guarantee that each Fund's investment results will precisely match the results of its corresponding index, Fleet believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Funds and their respective indexes. Each Fund will attempt to achieve a correlation between the performance of its portfolio and that of its respective index of at least 0.95 before deduction of operating expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when a Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. Each Fund's ability to correlate its performance with its respective index, however, may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's ("S&P") or Salomon Brothers Inc.
("Salomon") calculate their respective indexes, and the timing of purchases and redemptions. Fleet monitors the correlation of the performance of the Funds in relation to their indexes under the supervision of the Board of Trustees. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.


      The inclusion of a security in any of the Funds' indexes in no way implies an opinion by S&P or Salomon as to its attractiveness as an investment. S&P and Salomon are not sponsors of, or in any way affiliated with, the Funds.

       Fleet believes that the indexing approach should involve less turnover, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. Ordinarily, a Fund will buy or sell securities only to reflect changes in an index (including mergers or changes in the composition of an index) or to accommodate cash flows into and out of the Fund. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of a Fund and that of its respective index, may cause the return of a Fund to be lower than the return of its respective index. The Funds may invest in less than all of the securities included in their respective indexes, which may result in a return that does not match that of the indexes, after taking expenses into account.

THE LARGE COMPANY INDEX FUND

      The S&P 500 is composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). S&P chooses the stocks for the S&P 500 on a statistical basis. As of December 31, 1996 the stocks in the S&P 500 had an average market capitalization of $5.6 trillion and accounted for approximately 69% of the total market value of all U.S. common stocks. Normally, the Large Company Index Fund will hold all 500 stocks in the S&P 500 and will hold each stock in approximately the same percentage as that stock represents in the S&P 500. "Market capitalization" for a company is the market price per share of stock multiplied by the number of shares outstanding. Fleet believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, it is familiar to many investors and it is widely accepted as a reference for common stock investments.

THE SMALL COMPANY INDEX FUND


       The S&P SmallCap 600 Index is comprised of approximately 600 U.S.
common stocks with small market capitalizations . Like the S&P 500, the weighting of stocks in the S&P SmallCap 600 Index is based on each stock's relative total market capitalization. As of December 31, 1996, stocks in the S&P SmallCap 600 Index accounted for about 4% of the total market value of all publicly traded U.S. common stocks. The average capitalization of stocks included in the S&P SmallCap 600 Index as of December 31, 1996 was approximately $483 million, although the capitalization of some companies included in the S&P SmallCap 600 Index is significantly higher.



      The Small Company Index Fund will not hold all of the issues in the S&P 600 Small Company Index because of the costs involved and the illiquidity of many of the securities. Instead, the Fund will use a statistical technique known as "portfolio optimization." Through portfolio optimization, each stock is considered for inclusion in the Fund based on its contribution to the market capitalization, industry representation and fundamental exposures of the Fund and their similarity to these financial characteristics in the S&P SmallCap 600 Index. These fundamental exposures include dividend yield, price-earnings multiples and average growth rates.



      The portfolio optimization program is expected to provide an effective method of substantially duplicating the dividend income and capital gains produced by the S&P SmallCap 600 Index. Since the Fund does not hold every stock in the S&P SmallCap 600 Index, it is not expected to track the S&P SmallCap 600 Index with the same degree of accuracy that the Large Company Index Fund should track the S&P 500, although the Fund will seek a correlation of at least 0.95, before deduction of operating expenses. The Fund will not purchase stocks not represented in the S&P SmallCap 600 Index.


THE UTILITY INDEX FUND


       The S&P Utilities Index is an index of U.S. common stocks designed to measure the performance of the utility sector of the S&P 500. The S&P Utilities Index is comprised of approximately 40 stocks. The weighting of stocks in the S&P Utilities Index is based on each stock's relative market capitalization. As of December 31, 1996, the S&P Utilities Index included 40 companies, reflecting the various segments of the utility industry in the following percentages (on a market capitalization basis):



                                                                % OF
SECTOR                                                          INDEX
------                                                          -----
Electric....................................................    75.33%
Gas and Water...............................................    24.67%

        Like the S&P 500 and S&P SmallCap 600 Index, the weighting of stocks in the S&P Utilities Index is based on each stock's relative market capitalization. Normally, the Utility Index Fund will hold every stock in the S&P Utilities Index and will hold each stock in approximately the same percentage as that stock represents in the S&P Utilities Index.


THE U.S. TREASURY INDEX FUND

        The U.S. Treasury Index is composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million. Securities in the index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Salomon updates the roster of securities represented in the index once each month, adding new notes and bonds issued in the past month and removing those notes and bonds that no longer meet the index's criteria. The following table further describes the U.S. Treasury Index Fund as of December 31, 1996:

                                                                U.S. TREASURY
                                                                 INDEX FUND
                                                                -------------
Number of Issues.......................................................... 29
Total Market Value........................................... $114,294,949.78
Minimum Maturity................................................... 1.1 Years
Maximum Maturity.................................................. 27.9 Years
Weighted Average Maturity.......................................... 8.5 Years
Percent of Market Value with remaining
  Maturity of:
      1-3 years........................................................ 37.8%
      3-7 years........................................................ 22.9%
      7-10 years....................................................... 12.4%
      10-20 years....................................................... 7.1%

      Over 20 years.................................................... 18.5%

Cash equivalent reserve................................................. 1.3%

      Like the Small Company Index Fund, the U.S. Treasury Index Fund will not hold all of the issues in its index because of the costs involved. Instead, each security will be considered for inclusion in the Fund based on its contribution to the total market value, average coupon rate and average weighted maturity of the Fund and its similarity to these financial characteristics of the Fund's index.

      The U.S. Treasury Index Fund is authorized to engage in the "Other Investment Practices" (except the use of stock index futures contracts) described below. Because the U.S. Treasury Index Fund expects to generate income generally exempt from state and local income taxes, it will engage in such investment practices only when deemed by Fleet to be in the best interests of the Fund's shareholders. See "Taxes."

               OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

TEMPORARY CASH BALANCES


      Each Fund will hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances generally are expected, under normal conditions, not to exceed 2% of its net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term securities of the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by Standard & Poor's Ratings Group or P-1 or better by Moody's Investors Service, Inc.), and certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion. The Funds may also hold these investments in connection with "repurchase agreements" (which are not subject to the 2% limitation above). In these agreements, a bank or non-bank dealer agrees to "repurchase" the investment from the Fund at the Fund's cost plus a specified interest rate within a specified time period, usually one to seven days. Repurchase agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the subject Fund's ability to dispose of the underlying securities.


SECURITIES LENDING

      Each Fund may realize additional net investment income and help offset some of its expenses by lending securities constituting up to 33 1/3% of its total assets to qualified brokers, dealers and other financial organizations, which percentage limitation is a fundamental policy of each Fund. These loans will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus any dividends and interest accrued thereon. The Fund involved continues to be entitled to the interest and dividends payable on the loaned security and receives interest on the amount of the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. As with any loan, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially or breach its agreement with the Fund.

STOCK INDEX FUTURES CONTRACTS

      The Stock Funds each may invest in stock index futures contracts that are traded on a national exchange in order to hedge its positions or for other permissible purposes. While there is some risk that the use of these instruments may reduce the correlation between the performance of these Funds and the indexes, Fleet believes that, under certain circumstances, the cost savings associated with stock index futures contracts can be greater than the risks involved. A Fund may not use stock index futures contracts as a temporary defensive or stock-index arbitrage trading strategy. A Fund may not enter into futures contracts other than for bona fide hedging purposes if the aggregate initial margin deposits on its non-hedging futures contracts exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on futures contracts it has entered into. When a Fund enters into a long position in a stock index future, it must set aside with the Fund's custodian an amount of cash or liquid securities equal to the total market value of the underlying futures contract, less amounts held in the Fund's commodity brokerage account.

                             INVESTMENT LIMITATIONS

      The Trust has adopted certain limitations on its investments, other than investments in U.S. Government Securities. Some of these limitations are:

      (1) With respect to 75% of its total assets, a Fund will not invest more than 5% of its total assets in the securities of any one issuer;

      (2) A Fund will not invest more than 25% of its total assets in issuers conducting their principal business activities in any one industry, except that the Utility Index Fund will invest in excess of 25% of its respective assets in the securities of companies within the utility industry;

      (3) A Fund will not purchase more than 10% of the voting securities of any one issuer; and

      (4) A Fund will not borrow money except for temporary or emergency reasons. Total borrowings cannot exceed 33 1/3% of a Fund's total assets and all borrowings must be repaid before a Fund can purchase any securities. A Fund may not borrow for leverage.

      These investment restrictions, and certain of those contained in the Trust's Statement of Additional Information, can be changed for a Fund only with the approval of the holders of a majority of the outstanding shares of that Fund.


                                INVESTMENT RISKS

      A Fund's ability to match its performance with an index may be affected by, among other things, changes in the securities markets, the manner in which the index is calculated and the timing of purchases and redemptions of the Fund's shares. The Trust expects the investments of each Fund to decline in value whenever the market, as represented by the securities in its index, declines.

      The Large Company Index Fund should exhibit price volatility similar to that of the S&P 500. The Small Company Index Fund, since it invests in smaller companies, may have greater price volatility and less liquidity than the Large Company Index Fund. Historically, utility stocks have been one of the least volatile sectors of the U.S. stock market when measured by statistics such as standard deviation of return. Consequently, the Utility Index Fund may have less price volatility than either the Large Company or Small Company Index Funds, although there can be no assurance of this.

      It is impossible to eliminate risk from investments in common stocks. The average annual total return of the U.S. stock market, as measured by Ibbotson Associates, from 1926 to 1994 was 12.16%. Returns in individual calendar years ranged from a low of -43.3% (in 1931) to a high of 53.9% (in 1933). You should consider your investment in the Stock Funds to be long-term. These Funds are not designed to provide you with a means to speculate on short-term movements in the stock market.

      The Utility Index Fund is subject to industry risk. Industry risk is the possibility that a particular group of related stocks, such as those stocks in a particular industry, will decline in price due to industry-specific developments. For the utility industry, these developments could include:

      - changing regulations which could limit profits, dividends, or access to new markets;

      - unexpected increases in fuel, environmental compliance, safety, or other operating costs, including high interest costs on borrowings needed for capital improvement projects;


      - increasing competition, particularly among providers of gas utilities, with the need to make large investments in technology to meet this competition; and


      - restriction to relatively mature markets, particularly among water companies, which constrain potential for growth.

      The Fund will concentrate its investments in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investment alternatives.

      The Fund's policy of concentrating its investments in the utility industry is a fundamental policy of the Fund and cannot be changed without approval of a majority of the Fund's outstanding voting securities.

      While the "full faith and credit" of the U.S. Government guarantees the stated interest rate and principal at maturity of U.S. Treasury notes and bonds, the market value of these securities will fluctuate due to changing interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Longer-term bonds are typically affected more dramatically than shorter-term bonds. The following table illustrates the changes caused by a 2% change in interest rates on the market prices of non-callable bonds with various maturities:

                                               2% INCREASE IN    2% DECREASE IN
MATURITY                                       INTEREST RATES    INTEREST RATES
--------                                       --------------    --------------
1 year.....................................           -2%             +2%
5 years....................................           -8%             +9%
10 years...................................          -14%            +17%
30 years...................................          -25%            +39%

      As of March 31, 1997, the weighted average maturity of the U.S. Treasury Index Fund was 8.355 years. Thus, the U.S. Treasury Index Fund is subject to moderate levels of interest rate risk.

                                PRICING OF SHARES

      On every day the New York Stock Exchange (the "NYSE") is open, First Data Investor Services Group, Inc. ("FDISG"), the Funds' sub-administrator, calculates the net asset value per share of each Fund separately, as of the close of regular trading on the NYSE (currently, 4:00 p.m.

Eastern Time). In calculating net asset value, investments are valued based on their market values, but when market quotations are not readily available, investments are valued based on fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional size transactions in similar groups of securities as well as any developments relating to specific securities.


                           DIVIDENDS AND DISTRIBUTIONS

      Each Fund intends to distribute substantially all of its net investment income and its net realized capital gains to its shareholders each year.

      Dividend declaration and payment frequencies are:

                                                         NET INVESTMENT         REALIZED
                                                             INCOME           CAPITAL GAINS
                                                         --------------       -------------
      Large Company Index Fund.......................    Annually                  Annually
      Small Company Index Fund.......................    Annually                  Annually
      Utility Index Fund.............................    Quarterly                 Annually
      U.S. Treasury Index Fund ......................    Declaration-Daily         Annually
                                                         Payment-Monthly

      Dividends and distributions may be made on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").


      You will receive all dividends and capital gains distributions as additional shares of the Fund that paid the dividend or distribution at its then current net asset value, unless you elect to receive cash. You may elect to receive cash by so specifying on your account application or by notifying
FDISG in writing. Shareholders electing to reinvest dividends in the U.S. Treasury Index Fund will receive confirmation of their dividend on regular, quarterly statements. As with all purchases and redemptions, you pay no sales commissions or fees of any kind on shares acquired through reinvestment of dividends and distributions.


       FDISG has agreed to waive until further notice receipt of the $10.00 annual account maintenance fee otherwise automatically charged to each Fund account at the time a dividend is credited to the account. The Board of Trustees reserves the right to change the annual account maintenance fee.

                                      TAXES

      Since each Fund intends to (a) qualify each year as a "regulated investment company" within the meaning of the Code and (b) distribute to its shareholders at least 90% of its "investment company taxable income," a Fund itself will not be subject to federal income tax to the extent that its net investment income and its net realized capital gains are distributed to its shareholders in accordance with the Code. As a regulated investment company, each Fund will be subject to a 4% non-deductible excise tax if it fails to currently distribute specified percentages of its ordinary taxable income and capital gain net income (excess of capital gain over capital losses). Each Fund expects to pay dividends and to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, unless the Board of Trustees determines that it is not in the best interest of the shareholders to do so.

      Except as described in the following paragraph, dividends paid from Fund income other than net capital gains will be taxable to you as ordinary income. Distributions derived from net realized long-term capital gains will be taxable to you as long-term capital gains, regardless of how long you have held shares of a Fund. As a general rule, your gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if you have held your shares for more than one year and will be a short-term capital gain or loss if you have held your shares for one year or less. If you hold shares for six months or less and during that time receive a capital gain dividend on those shares, any loss recognized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

      Many states do not tax dividends attributable to interest on U.S. Treasury notes and bonds that are distributed by mutual funds which primarily invest in such securities and which satisfy certain reporting and diversification requirements. The U.S. Treasury Index Fund intends to be such a fund and to satisfy such requirements and thus expects that its dividends attributable to interest on its U.S. Treasury notes and bonds will, as a general rule, be substantially free of state and local income tax. However, all income from the Fund is subject to federal taxes.

      Statements as to the tax status of your dividends and distributions will be mailed annually. The Trust will also send you, if applicable, various written notices after the close of its tax year with respect to certain dividends and distributions that were, or were deemed to be, received from a Fund during that tax year. You should consult your tax adviser with regard to your tax situation, including any state and local tax liabilities.


                             MANAGEMENT OF THE FUNDS

      The Board of Trustees sets strategic and policy directions for the Trust and oversees management. The Board selects and supervises the Funds' investment adviser and the Trust's officers who are responsible for the day-to-day management of the Trust's affairs.

INVESTMENT ADVISER

      Fleet Investment Advisors Inc. ("Fleet"), with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as investment adviser to the Funds. Fleet also provides investment management and advisory services to individual and institutional clients, and manages the investment portfolios of The Galaxy Fund and The Galaxy VIP Fund. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets as of December 31, 1996 of approximately $85 billion. Fleet is also an indirect wholly-owned subsidiary of Fleet National Bank, the Funds' administrator. To fulfill its responsibilities, Fleet employs the personnel, software and support systems needed to manage indexed portfolios.

       Fleet receives a fee from each Fund at the annual rate of 0.10% of the average daily net assets of the Fund, which was the rate of Fleet's compensation during the fiscal year ended March 31, 1997.


ADMINISTRATOR AND SUB-ADMINISTRATOR


      Fleet National Bank ("FNB") provides the Trust with office facilities and support personnel and generally assists in all aspects of administration and operation of the Trust. FNB, with principal offices at 50 Kennedy Plaza, Providence, Rhode Island 02903-2305, is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. FNB pays all of the expenses of the Funds, except the fees and expenses of those Trustees who are not interested persons of the Trust, brokerage fees and commissions, interest on borrowings, taxes and such extraordinary, nonrecurring expenses as may arise, including litigation to which the Trust may be a party. FNB receives a fee from each Fund at an annual rate of 0.30% of the average daily net assets of the Fund, which was the rate of FNB's compensation during the fiscal year ended March 31, 1997. From time to time, the Administrator may waive voluntarily all or a portion of the administration fee payable to it by the Funds.


       FNB has entered into a sub-administration agreement with First Data Investor Services Group, Inc. ("FDISG") , located at 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581, a wholly-owned subsidiary of First Data Corporation, to provide administrative services to the Trust and to serve as shareholder servicing agent. FNB bears the fees of FDISG for providing such services.

DISTRIBUTOR


       First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of FDISG, is responsible for the marketing and distribution of the shares of each Fund. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581. FD Distributors does not receive any compensation from Galaxy II or the Funds for its services.


CUSTODIAN AND TRANSFER AGENT

      The Chase Manhattan Bank (the "Custodian"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets, and FDISG serves as the Funds' transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581.

                        HOW TO PURCHASE AND REDEEM SHARES

       FD Distributors has established several procedures to enable different types of investors to purchase shares of the Funds. The shares may be purchased by individuals or corporations who submit a purchase application to the Trust, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Shares may also be purchased by FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which FD Distributors, the Custodian and FNB are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

PURCHASE PROCEDURES - CUSTOMERS OF INSTITUTIONS

      Purchase orders are placed by Customers of Institutions through their Institution. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to the Custodian on a timely basis. FD Distributors is responsible for transmitting such orders to FDISG for execution. Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of the shares will be recorded by the Institution and reflected in the account statements provided to their Customers. FDISG may establish an account of record for each Customer of an Institution reflecting beneficial ownership of shares. Depending on the terms of the arrangement between a particular Institution and FDISG, confirmations of share purchases and redemptions and pertinent account statements will either be sent by FDISG directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase shares through their Institution should contact such entity directly for appropriate purchase instructions.

PURCHASE PROCEDURES - DIRECT INVESTORS

      Purchases by Mail. Shares may be purchased by completing a purchase application and mailing it, together with a check payable to each Fund in which a Direct Investor wishes to invest, to:

Galaxy Fund II
4400 Computer Drive
P.O. Box 5108
Westboro, MA  01581


      All initial purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling FD Distributors at 1-800-628-0414.


      Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to the Trust at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be canceled.

OTHER PURCHASE INFORMATION


      Purchases by Wire. Investors may also purchase shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for FDISG. Prior to making any purchase by wire, an investor must telephone FD Distributors at 1-800-628-0414 to place an order and for instructions.



      Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to Galaxy Fund II, 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581. Applications may be obtained by calling FD Distributors at 1-800-628-0414.



      Except as provided in "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 (including spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to change the minimum initial and minimum subsequent purchase requirements with respect to their accounts.

      The Trust or FD Distributors each reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of shares to Direct Investors and Institutions is recorded on the books of the Trust and share certificates will not be issued.

      Effective Time of Purchases. A purchase order for shares received and accepted by FD Distributors from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the NYSE (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that the Custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the fifth Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned.

REDEMPTION PROCEDURES -  CUSTOMERS OF INSTITUTIONS


      Customers of Institutions may redeem all or a portion of their shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to FD Distributors and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by the Trust, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.


      Payments for redemption orders received by FD Distributors on a Business Day will normally be wired on the third Business Day to the Institutions.


      Direct Investors may redeem all or a portion of their shares in accordance with any of the procedures described below.

REDEMPTION PROCEDURES - DIRECT INVESTORS

      Redemption by Mail. Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

Galaxy Fund II
4400 Computer Drive
P.O. Box 5108
Westboro, MA 01581


      A written redemption request must (i) state the number of shares to be redeemed, (ii) identify the shareholder account number and social security number or tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $10,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees. The guarantor of a signature must be a bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FDISG will not accept guarantees from notaries public. FDISG may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FDISG receives all required documents in proper form. The Funds ordinarily will make payment for shares redeemed by mail within five Business Days after proper receipt by FDISG of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FDISG at 1-800-628-0414.



      Redemption by Telephone. Direct Investors may redeem shares by calling 1-800-628-0414 and instructing FDISG to mail a check for redemption proceeds of up to $10,000 to the address of record. A redemption request for an amount in excess of $10,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees.
(See "Redemption by Mail" above for details regarding signature guarantees.)



      Redemption by Wire. Direct Investors who have so indicated on the account application, or have subsequently arranged in writing to do so, may redeem shares by instructing FDISG by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. FDISG charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the account application or in written instructions subsequently received by FDISG. To request redemption of shares by wire, Direct Investors should call 1-800-628-0414.



      In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Trust at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

      The Trust reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. Neither the Trust nor any of its service contractors will be liable for any loss, expense or cost for acting upon any telephone instructions believed genuine unless it acts with willful misfeasance, bad faith or gross negligence. Accordingly, investors will bear the risk of loss. In attempting to confirm that telephone instructions are genuine, the Trust will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). To the extent that the Trust fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent and unauthorized.

      No redemption by a Direct Investor in any Fund will be processed until the Trust has received a completed application with respect to the Direct Investor's account. If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of proceeds until FDISG is reasonably satisfied that the check has been collected, which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

OTHER REDEMPTION INFORMATION

      The Trust reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Fund shares, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

      The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

      Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by FD Distributors. The Trust reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


                              DESCRIPTION OF SHARES


      Each Fund is a series of shares of the Trust. The Trust was organized on February 22, 1990 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Trust offers shares of beneficial interest, par value $.001 per share. Currently, five series of shares have been authorized for sale to the public, four of whose shares constitute the interests of the Funds described in this Prospectus. When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. Generally, shares of the Trust will vote in the aggregate and not by series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular series.


      Normally, no meetings of shareholders will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.


                        PERFORMANCE AND YIELD INFORMATION


      From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, the Consumer Price Index, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the S&P SmallCap 600 Index, the S&P Utilities Index or the U.S. Treasury Index.


      Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature may also be used in comparing the performance and yields of the Funds.

      The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Funds may also advertise their "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

      The Funds may also advertise their performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

      Performance and yields of the Funds will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.


                                INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

      Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange shares of a Fund having a value of at least $100 for shares of any of the other funds or portfolios offered by the Trust or otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an account, provided that such other shares may legally be sold in the state of the investor's residence. The minimum initial investment to establish a new account by exchange in another Fund offered by the Trust is $2,500, unless at the time of the exchange the Direct Investor or Customer elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement.

      An exchange involves a redemption of all or a portion of the shares of a Fund and the investment of the redemption proceeds in shares of another fund or portfolio offered by the Trust or otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of the fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request plus any applicable sales charge.


      Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding the Trust's exchange privilege, Direct Investors should call 1-800-628-0414. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege with the Municipal Bond Fund or another portfolio offered by the Trust or otherwise advised by Fleet or its affiliates should request and review a prospectus for such Fund or portfolio prior to making an exchange. Telephone 1-800-628-0414 to request a prospectus and/or to make an exchange.


      In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Trust reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. The Trust will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expenses to the Trust which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

      The Trust does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

      For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the Customer should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

      Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

      Individual Retirement Accounts ("IRAs") (including "rollovers" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

      Simplified Employee Pension Plans ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

      Multi-Employee Pension Plans ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

      Keogh Plan, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.


      Detailed information concerning eligibility and other matters related to these plans and the form of application is available from FD Distributors (call 1-800-628-0414) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities , Inc. (call 1-800-221-8210) with respect to MERPs.


AUTOMATIC INVESTMENT PROGRAM

      The Automatic Investment Program permits a Direct Investor to purchase Fund shares (minimum of $50 per transaction) each month. Provided the Direct Investor's financial institution allows automatic withdrawals, Fund shares are purchased by transferring funds from a Direct Investor's checking, bank money market or NOW account designated by the investor. The account designated will be debited in the specified amount, and Fund shares will be purchased, once a month, on or about either the first or fifteenth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

SYSTEMATIC WITHDRAWAL PLAN

      The Systematic Withdrawal Plan permits a Direct Investor to withdraw Fund shares on a monthly, quarterly, semi-annual or annual basis, if the account has a starting value of at least $10,000. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution on or about the twenty-fifth day of each month. If withdrawals exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to FDISG (but not less than five days before a payment date). There is no charge for this service.

PAYROLL DEDUCTION PROGRAM

       The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy II Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Shares of the Funds will be purchased within three days after the debit occurs. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.


COLLEGE INVESTMENT PROGRAM

      The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy II and purchase Fund shares with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs -- Automatic Investment Program" for information on the Automatic Investment Program. Galaxy II reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares -- Other Redemption Information" above for further information.

      Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from FD Distributors (call 1-800-628-0414).

DIRECT DEPOSIT PROGRAM

      Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Fund shares by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call FD Distributors at 1-800-628-0414. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy II may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                                INFORMATION SERVICES

GALAXY II INFORMATION CENTER -- 24 HOUR INFORMATION SERVICE

      The Galaxy II Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy II Information Center, just call 1-800-628-0414.

VOICE RESPONSE SYSTEM

      The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described under Investor Programs. To access the Voice Response System, just call 1-800-628-0414 from any touch-tone telephone and follow the recorded instructions.

GALAXY II SHAREHOLDER SERVICES

      For account information and recent exchange transactions, Direct Investors can call Galaxy II Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0414.

      Galaxy II also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

      Direct Investors residing outside the United States can contact Galaxy II by calling 1-508-855-5237.


     Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price and reinvestment of dividends and capital gains distributions, if any.

                                  MISCELLANEOUS


      "Standard & Poor's," "S&P," "Standard & Poor's 500," "S&P 500," "500," "Standard & Poor's SmallCap 600 Index" and "S&P SmallCap 600 Index" are service marks of The McGraw Hill Companies, Inc. and have been licensed to Fleet for use by the Trust.



      The Large Company Index Fund, the Small Company Index Fund and the Utility Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Ratings Group ("S&P"), a division of The McGraw Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund particularly or the ability of the S&P 500, the S&P SmallCap 600 Index or the S&P Utilities Index to track general stock market performance. S&P has no obligation to take the needs of the Trust or the shareholders of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund into consideration in determining, composing or calculating the S&P 500, the S&P SmallCap 600 Index and the S&P Utilities Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the shares of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund or the timing of the issuance or sale of the shares of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund or in the determination or calculation of the equation by which the shares of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund.



      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500, THE S&P SMALLCAP 600 INDEX OR THE S&P UTILITIES INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, SHAREHOLDERS OF THE LARGE COMPANY INDEX FUND, THE SMALL COMPANY INDEX FUND OR THE UTILITY INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, THE S&P SMALLCAP 600 INDEX OR THE S&P UTILITIES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


      The Salomon Brothers Broad Investment-Grade Bond Index is a registered trademark of Salomon Brothers Inc.

      Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.


      Inquiries regarding the Funds may be directed to Galaxy II at 1-800-628-0414.

                                 GALAXY FUND II
                                THE INDEXED FUNDS
                                    FORM N-1A
                              CROSS REFERENCE SHEET

                             PURSUANT TO RULE 495(a)


Part B                                                      Heading in Statement of
Item No.                                                    Additional Information
--------                                                    -----------------------
Cover Page                                                  Cover Page

Table of Contents                                           Table of Contents

General Information and                                     Not Applicable
History

Investment Objectives and                                   Investment Objectives; Investment Policies
Policies                                                    and Risk Considerations; Investment
                                                            Limitations

Management of the Fund                                      Trustees and Officers

Control Persons and Principal                               See Prospectus--"Management of the
Holders of Securities                                       Funds"

Investment Advisory and                                     Advisory, Administration, Sub-
Other Services                                              Administration, Custody and Transfer
                                                            Agency Agreements; Independent
                                                            Accountants; Counsel

Brokerage Allocation and Other                              Portfolio Transactions
Securities

Capital Stock and Other                                     See Prospectus--"Description of Shares"
Securities

Purchases and Redemptions                                   Additional Purchase and Redemption
                                                            Information

Tax Status                                                  Additional Information Concerning
                                                            Taxes

Underwriters                                                Portfolio Transactions


Calculation of Performance                                  Performance and Yield Information
Data

Financial Statements                                        Financial Statements

                       GALAXY FUND II - THE INDEXED FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                          THE LARGE COMPANY INDEX FUND
                          THE SMALL COMPANY INDEX FUND
                             THE UTILITY INDEX FUND
                          THE U.S. TREASURY INDEX FUND















                                  JULY 29, 1997

                  This Statement of Additional Information is meant to be read in conjunction with the Prospectus of Galaxy Fund II ("Galaxy II" or the "Trust") dated July 29, 1997 relating to four indexed funds (the "Prospectus") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Trust should be made solely upon the information contained herein. Copies of the Prospectus and of Galaxy II's Prospectus relating to the Municipal Bond Fund may be obtained by calling First Data Distributors, Inc. ("FD Distributors"), the Trust's distributor, at 1-800-628-0414. Information regarding the status of shareholder accounts may be obtained by calling First Data Investor Services Group, Inc. ("FDISG"), the Trust's transfer agent, at 1-800-628-0414.

                                                 TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----

         INVESTMENT OBJECTIVES..................................................................................  1

         INVESTMENT POLICIES AND RISK CONSIDERATIONS............................................................  2
                  The Indexing Approach.........................................................................  2
                  U.S. Government Securities....................................................................  2
                  Bank Obligations..............................................................................  2
                  Futures Contracts.............................................................................  3
                  Lending of Portfolio Securities...............................................................  5
                  Repurchase Agreements.........................................................................  5
                  Investing in Utilities........................................................................  6
                  Valuation of Portfolio Securities.............................................................  7

         INVESTMENT LIMITATIONS.................................................................................  7
                  Portfolio Turnover............................................................................  9
                  Portfolio Transactions........................................................................ 10


         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION......................................................... 12


         ADDITIONAL INFORMATION CONCERNING TAXES................................................................ 12

         TRUSTEES AND OFFICERS.................................................................................. 14

         ADVISORY, ADMINISTRATION, SUB-ADMINISTRATION, CUSTODY

         AND TRANSFER AGENCY AGREEMENTS........................................................................  18
                  Investment Adviser and  Administrator........................................................  18
                  Authority to Act as Investment Adviser.......................................................  20
                  Custodian and Transfer Agent.................................................................  21

         PERFORMANCE AND YIELD INFORMATION.....................................................................  21


         COUNSEL................................................................................................ 23


         INDEPENDENT ACCOUNTANTS...............................................................................  24

         GENERAL INFORMATION...................................................................................  24

         FINANCIAL STATEMENTS..................................................................................  25

                              INVESTMENT OBJECTIVES


                  Galaxy II, which is a no-load, open-end, management investment company, offers investors five investment options, four of which, the Large Company Index Fund (the "Large Company Fund"), the Small Company Index Fund (the "Small Company Fund"), the Utility Index Fund (the "Utility Fund"), and the U.S. Treasury Index Fund (the "U.S. Treasury Fund," and together with the Large Company Fund, the Small Company Fund and the Utility Fund, the "Funds"), are described in this Statement of Additional Information. The investment objective of the Large Company Fund is to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks with large stock market capitalizations, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The investment objective of the Small Company Fund is to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks with smaller stock market capitalizations, as represented by the Standard & Poor's SmallCap 600 Stock Price Index (the "S&P SmallCap 600 Index"). The investment objective of the Utility Fund is to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks of companies in the utility industry, as represented by the Standard & Poor's Utilities Composite Stock Price Index (the "S&P Utilities Index"). The investment objective of the U.S. Treasury Fund is to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. Treasury notes and bonds, as represented by the U.S. Treasury component (the "U.S. Treasury Index") of the Salomon Brothers Broad Investment-Grade Bond Index.

                  A Prospectus and Statement of Additional Information describing the fifth investment option available through Galaxy II, the Municipal Bond Fund, can be obtained by calling Galaxy II at 1-800-628-0414.

                   INVESTMENT POLICIES AND RISK CONSIDERATIONS

                  The following policies supplement the descriptions of the Funds' investment objectives and policies in the Prospectus.

THE INDEXING APPROACH


                  In using sophisticated computer models to select securities, a Fund will only purchase a security that is included in its respective index at the time of such purchase. A Fund may, however, temporarily continue to hold a security that has been deleted from its respective index pending the rebalancing of the Fund's portfolio. A list of securities included, as of the date of this Statement of Additional Information, in each of the S&P 500, the S&P SmallCap 600 Index, the S&P Utilities Index, and the U.S. Treasury Index is available free of charge by calling Galaxy II at 1-800-628-0414, or by writing to Galaxy II, c/o First Data Investor Services Group, Inc., 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581.


                  As noted in the Prospectus, the Small Company Fund and the U.S. Treasury Fund will not hold all of the issues in their respective indexes because of the costs involved and the illiquidity of many of the securities. The U.S. Treasury Fund will hold a limited number of the notes and bonds represented in the U.S. Treasury Index.

U.S. GOVERNMENT SECURITIES


                  As noted in the Prospectus, a Fund may invest in short-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by those agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).


BANK OBLIGATIONS

                  Certificates of deposit and time deposits in which the Funds may invest are generally limited to those instruments issued by U.S. and foreign banks, savings and loan associations and other banking institutions having total assets in excess of $1 billion. Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; and time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. The Funds may invest in U.S. dollar-denominated CDs and TDs, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Funds will invest in an obligation of a foreign bank or foreign branch of U.S. banks only if Fleet Investment Advisors Inc. ("Fleet"), the Funds' adviser, deems the obligation to present minimal credit risks. Nevertheless, this kind of obligation entails risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds will treat TDs maturing in more than seven calendar days as illiquid securities.

FUTURES CONTRACTS

                  The Large Company Fund, the Small Company Fund and the Utility Fund (the "Stock Funds") may enter into stock index futures contracts that are traded on a national exchange. A Stock Fund will enter into stock index futures contracts only for bona-fide hedging purposes, or as otherwise permitted by Commodity Futures Trading Commission ("CFTC") regulations. If permitted, a Stock Fund may use stock index futures to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a stock index futures contract is priced more attractively than the underlying index.

                  A stock index futures contract is an agreement between a seller and a buyer to deliver and take delivery of, respectively, a commodity which is represented by a multiple of a stock price index at a future specified date. The delivery is a cash settlement of the difference between the original transaction price and the final price of the index times the multiple at the termination of the contract. No physical delivery of the underlying stocks in the index is made. By entering into a stock index futures contract, a Stock Fund is able to seek to protect its assets from fluctuations in value without necessarily buying or selling the assets.

                  A Fund may not engage in futures activities for other than bona fide hedging purposes if the aggregate initial margin deposits on its non-hedging futures contracts and premiums paid on its related options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on futures contracts it has entered into.

                  No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian an amount of cash or liquid securities equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may require a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund involved upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

                  Galaxy II will set aside with its custodian, or with a designated subcustodian, cash or liquid securities at least equal to the underlying commodity value of each long position the Fund assumes in commodity futures contracts or will take other actions consistent with regulatory requirements to avoid leverage.

                  There are several risks in connection with investing in futures contracts. For example, although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of stocks underlying a stock index futures contract and movements in the price of stocks underlying a Fund's benchmark index. There is some risk, therefore, that the use of stock index futures contracts may reduce the correlation between the performance of a Stock Fund and its index.

                  Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance. In addition, a Fund might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices.

LENDING OF PORTFOLIO SECURITIES


                  Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board of Trustees. These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets taken at value. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount at least equal to the current market value of the loaned securities plus any dividends and interest accrued thereon. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "placing agent," provided that the Board of Trustees (1) determines that any amount paid to a placing agent is reasonable and based solely upon services rendered and (2) considers the propriety of any amount paid to a borrower.


                  A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive cash or equivalent securities from the borrower as collateral at least equal to 100% of the current market value of the loaned securities plus any interest and dividends accrued thereon; (b) the borrower must increase such collateral whenever the market value of the securities plus any accrued interest or dividends rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.


REPURCHASE AGREEMENTS

                  Each Fund may invest in repurchase agreement transactions with respect to U.S. Government Securities. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System having total assets in excess of $5 billion or non-bank dealers that are listed on the Federal Reserve Bank of New York's list of reporting dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire a U.S. Government Security for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the U.S. Government Security at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 101% of the repurchase price.

                  Repurchase agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the subject Fund's ability to dispose of the underlying securities. In evaluating these potential risks, Fleet, acting under the supervision of the Board of Trustees, and on an ongoing basis, monitors (a) the value of the collateral underlying each repurchase agreement of the Funds to determine whether the value is at least equal to the total amount of the repurchase obligation, including interest, and (b) the creditworthiness of the banks and dealers with which the Funds enter into repurchase agreements. A Fund will not enter into repurchase agreements that would cause more than 5% of its net assets to be invested in illiquid securities.

                  A joint trading account may be used by the Funds to enter into repurchase agreements. Each Fund's decision to invest in the joint account will be solely at its option; a Fund will not be required either to invest a minimum amount or to maintain a minimum balance. The Board of Trustees will evaluate annually the joint account arrangement and will continue participation only if it determines that there is a reasonable likelihood that each participating Fund and its shareholders would benefit from continued participation and that no participant will be treated on a less advantageous basis than another participant.

INVESTING IN UTILITIES

                  The Utility Fund will concentrate its investments in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The Fund's concentration policy means that it will invest in excess of 25% of its total assets in utility companies, which policy is a fundamental policy of the Fund and cannot be changed without approval of a majority of the Fund's outstanding voting securities. The Fund expects, however, to invest at least 80% of its total assets in utility companies.

VALUATION OF PORTFOLIO SECURITIES


                  Portfolio securities which are listed on the New York Stock Exchange or the American Stock Exchange are valued at the last quoted sales price, or if no sales occurred, the closing bid price. Investments in U.S. Government Securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument) unless Galaxy II's Board of Trustees has determined that amortized cost does not approximate market value. Other securities for which market quotations are readily available are valued as nearly as possible in the manner described above. Securities may be valued by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures established by Galaxy II's Board of Trustees.



                             INVESTMENT LIMITATIONS

                  The investment limitations set forth below as they affect a particular Fund may not be changed without the approval by a vote of a majority of the outstanding shares of that Fund. A majority vote by shareholders, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         A Fund may not:

                  1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) this 5% limitation does not apply to U.S. Government Securities and (b) up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  2. Borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 33-1/3% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33-1/3% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings are outstanding, a Fund will not make any additional investments (including roll-overs). For purposes of this restriction, collateral arrangements with respect to (a) the purchase and sale of options on stock indexes and (b) initial and variation margin for futures contracts will not be deemed to be issuances of senior securities or to be pledges of a Fund's assets.

                  3. Purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, except that the Utility Fund will invest in excess of 25% of its assets in the securities of companies within the utility industry, and provided that there shall be no limit on the purchase of U.S.
Government Securities.

                  4. Make loans, except that the Fund may purchase or hold debt obligations, lend portfolio securities and enter into repurchase agreements, as described herein and in the Prospectus.

                  5. Underwrite any issue of securities except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein and may purchase securities issued by companies that invest or deal in any of the above.

                  7. Make short sales of securities or maintain a short position.

                  8. Purchase securities of other investment companies except as they may be acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Purchases made in connection with this restriction may subject shareholders to duplicate fees and expenses.

                  9. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities.

                  10. Purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Fund.

                  11. Invest in commodities, except that the Stock Funds may invest in stock index futures as described in this Statement of Additional Information and in the Prospectus.

                  12. Invest in companies for the purpose of exercising control or management.

                  13. Invest more than 5% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  If a percentage restriction (other than that contained in investment limitation number 2) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the relevant Fund's assets will not constitute a violation of such restriction.

PORTFOLIO TURNOVER

                  Galaxy II cannot accurately predict the Funds' respective portfolio turnover rates. Portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the Fund during the year, excluding any portfolio security, the maturity of which at the time of acquisition was one year or less. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. A Fund will not consider its turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

                  The Funds follow an index strategy and, therefore, any variation in a Fund's portfolio turnover rate generally would be related to an increase or decrease in the assets of the Fund resulting in the necessity of the Fund buying or selling securities. For the fiscal years ended March 31, 1996 and 1997, respectively, the portfolio turnover rates were as follows: the Large Company Index Fund, 5% and 11%; the Small Company Index Fund, 14% and 8%; the Utility Index Fund, 12% and 170%; the U.S. Treasury Index Fund, 35% and 39%. At a special meeting of shareholders of Galaxy II's Small Company Fund and Utility Fund held on May 9, 1997, shareholders of each Fund approved a change in each Fund's benchmark index. Specifically, shareholders of the Small Company Fund approved a change from the Russell Special Small Company Index to the S&P SmallCap 600 Index and shareholders of the Utility Fund approved a change from the Russell 1000 Utility Index to the S&P Utilities Index. As a result, during the current fiscal year it is expected that, with respect to the Small Company Fund, there will be a significant variation in the Fund's portfolio turnover rate from that reported during the fiscal year ended March 31, 1997 because of the need to rebalance the Fund's portfolio in accordance with the new benchmark index.



                  There was a significant variation in the portfolio turnover rate for the Utility Fund for the fiscal year ended March 31, 1997 as compared to the fiscal year ended March 31, 1996 because Fleet, in the mistaken belief that the Board approval had been obtained and that shareholder approval was not required before changing the Fund's benchmark index to the S&P Utilities Index, proceeded to rebalance the Fund's portfolio pursuant to this desired change in the index. Once Fleet became aware that the Board approval had not been obtained and that shareholder approval was required, Fleet reversed these steps and rebalanced the Fund's portfolio to bring it in line with the Russell 1000 Utility Index. Fleet has reimbursed the Utility Fund and adjusted its shareholder accounts as necessary to eliminate any material negative impact to the Fund or its shareholders resulting from this error.


PORTFOLIO TRANSACTIONS

                  Fleet will select specific portfolio investments and effect transactions for the Funds. Fleet seeks to obtain the best net price and the most favorable execution of orders. Fleet may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds or Fleet. Fleet is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet's overall responsibilities to the particular Fund and to the Trust. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the investment advisory agreement between Galaxy II and Fleet are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.

                  Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.


                  During the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, the Large Company Fund paid $22,022, $22,538 and $118,621, respectively, in commissions to broker-dealers for execution of portfolio transactions and, for the same periods, the Small Company Fund paid $132,261, $95,120 and $105,820, respectively, in commissions. For the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997 the Utility Fund paid $20,912, $16,044 and $296,342, respectively, in commissions to broker-dealers. During the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, the U.S. Treasury Index Fund paid $237, $0 and $0, respectively, in commissions to broker-dealers for execution of portfolio transactions.



                  Since Galaxy II does not market shares of the Funds through intermediary brokers or dealers, it is not Galaxy II's practice to allocate brokerage or principal business on the basis of sales of its shares.


                  The Trust is required to identify any securities of its regular brokers or dealers or their parents that the Trust has acquired during its most recent fiscal year. At March 31, 1997, (a) the Large Company Fund held common stock of (i) Morgan Stanley Group in the amount of $558,125; (ii) Chase Manhattan Corp. in the amount of $2,497,353; (iii) Merrill Lynch and Co., Inc. in the amount of $879,532; and (iv) Salomon Inc. in the amount of $330,621; and (b) the Small Company Fund held common stock of Paine Webber Group, Inc. in the amount of $470,363.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares of the Funds are sold on a continuous basis by Galaxy II's distributor, First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, shares of the Funds are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the Prospectus, Shares may also be sold to individuals or corporations who submit a purchase application to Galaxy II, purchasing either for their own accounts or for the accounts of others ("Direct Investors").

                  Galaxy II may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilized is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC"), exists making disposal of the Funds' investments or determination of their net asset values not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.


                     ADDITIONAL INFORMATION CONCERNING TAXES

                  Each Fund has qualified each year in the past and each Fund intends to qualify each year in the future as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Provided that a Fund (a) qualifies as a regulated investment company and (b) distributes to its shareholders at least 90% of its "investment company taxable income" (that is, its income minus its "net capital gains" and after taking into account certain required adjustments), the Fund generally will not be subject to federal income tax to the extent its net investment income (that is, its income other than its net realized capital gains) and its net realized long-term and short-term capital gains are distributed to its shareholders in accordance with the Code. Because of the Code's requirements for qualification as a regulated investment company, each Fund may be restricted in the utilization of certain of the investment techniques described above and in the Prospectus.

                  As noted in the Prospectus, each Fund expects to pay dividends and to make distributions as necessary to avoid the application of the 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. A Fund may also, in order to avoid the 4% excise tax, declare one or more dividends in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month. If a Fund declares such dividends, then each such shareholder will be treated as receiving such dividends and the Fund will be treated as having paid the dividends on December 31 of that year provided that the Fund pays such dividends to such shareholders during January of the following calendar year. As a general rule, dividends paid by a Fund will qualify for the dividends-received deduction for corporate shareholders if such dividends are attributable to dividends received by the Fund from U.S. corporations and certain holding period requirements are met.

                  As described above and in the Prospectus, the Stock Funds are authorized to buy and sell exchange-traded stock index futures contracts. Each Fund's transactions, if any, in futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (1) will require each Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (2) may cause that Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract or hedged investment so that, to the extent possible, (1) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (2) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and
(3) the Fund will continue to qualify as a regulated investment company.

                  Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held Fund shares. However, if a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

                  A shareholder of a Fund receiving dividends or distributions in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives and will have a cost basis in the shares equal to that amount.

                  Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the forthcoming dividend or distribution payment, although, in effect, a return of capital will be a taxable dividend or distribution payment.

                  If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) dividends and distributions and (b) the proceeds of any sales or redemptions of a Fund's shares. An individual's taxpayer identification number is his or her social security number. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. The 31% "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

                  The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                              TRUSTEES AND OFFICERS

                  The trustees and executive officers of Galaxy II, their addresses, their principal occupations during the past five years, ages and other affiliations are set forth below. Each trustee who is an "interested person" of Galaxy II, as defined in the 1940 Act, is indicated by an asterisk.

                                          Positions Held with Galaxy II and
                                          Principal Occupation(s) During
Name and Address                          Past 5 Years
----------------                          ---------------------------------
Dwight E. Vicks, Jr.                      Trustee and Chairman of the Board
Vicks Lithograph &
  Printing Corporation                    President & Director, Vicks
Commercial Drive                          Lithograph & Printing
P.O. Box 270                              Corporation (book manufacturing
Yorkville, NY 13495                       and commercial printing); Director,
Age 64                                    Utica First Insurance Company;
                                          Trustee, Savings Bank of Utica;
                                          Director, Monitor Life Insurance
                                          Company; Director, Commercial
                                          Travelers Mutual Insurance Company;
                                          Chairman of the Board, The Galaxy
                                          Fund and The Galaxy VIP Fund.

*John T. O'Neill                          Trustee, President and Treasurer
Hasbro, Inc.
200 Narragansett                          Executive Vice President and CFO,
  Park Drive                              Hasbro, Inc. (toy and game
Pawtucket, RI 02862                       manufacturer); Trustee,
Age 52                                    President and Treasurer, The Galaxy
                                          Fund and The Galaxy VIP Fund.

Louis DeThomasis                          Trustee
Saint Mary's College
    of Minnesota                          President, Saint Mary's College of
Winona, MN 55987                          Minnesota; Director, Bright Day
Age 55                                    Travel, Inc.; Trustee, Religious
                                          Communities Trust; Trustee, The
                                          Galaxy Fund and The Galaxy VIP
                                          Fund.

Donald B. Miller                          Trustee
10725 Quail Covey Road
Boynton Beach, FL 33436                   Chairman, Horizon Media, Inc.
Age 70                                    (broadcast services);
                                          Director/Trustee, Lexington Funds;
                                          Director, Maguire Group of
                                          Connecticut, Inc. (consulting
                                          engineers); Trustee, Keuka College;
                                          Trustee, The Galaxy Fund and The
                                          Galaxy VIP Fund.

                                          Positions Held with Galaxy II and
                                          Principal Occupation(s) During
Name and Address                          Past 5 Years
----------------                          ---------------------------------
James M. Seed                             Trustee
The Astra Ventures, Inc.
One Citizens Plaza                        Chairman and President, The Astra
Providence, RI 02903                      Projects, Incorporated (land
Age 55                                    development); President, The Astra
                                          Ventures, Incorporated (previously,
                                          Buffinton Box Company -manufacturer
                                          of cardboard boxes); Trustee, The
                                          Galaxy Fund and The Galaxy VIP
                                          Fund; Commissioner, Rhode Island
                                          Investment Commission.

*Bradford S. Wellman                      Trustee
2468 Ohio Street
Bangor, ME 04401                          Private Investor; Director, Essex
Age 65                                    County Gas Company, until January
                                          1994; Director, Maine Mutual Fire
                                          Insurance Co.; Member, Maine
                                          Finance Authority; Trustee, The
                                          Galaxy Fund and The Galaxy VIP
                                          Fund.

W. Bruce McConnel, III                    Secretary
Drinker Biddle & Reath LLP
Philadelphia National                     Partner of the law firm of Drinker
    Bank Building                         Biddle & Reath LLP, Philadelphia,
1345 Chestnut St.                         Pennsylvania.
Philadelphia, PA 19107
Age 54

Jylanne Dunne                             Vice President and Assistant
First Data Investor                       Treasurer
  Services Group, Inc.

4400 Computer Drive                       Employee of First Data
P.O. Box 5108                             Investor Services Group, Inc.

Westboro, MA 01581
Age 37

                  Effective November 1, 1996, each trustee receives an annual aggregate fee of $29,000 for his services as a trustee of Galaxy II, The Galaxy Fund ("Galaxy") and The Galaxy VIP Fund ("Galaxy VIP"), plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending meetings. Each trustee also receives $500 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of Galaxy II, Galaxy and Galaxy VIP is entitled to an additional annual aggregate fee in the amount of $4,000 and the President and Treasurer of Galaxy II, Galaxy and Galaxy VIP is entitled to an additional annual aggregate fee of $2,500, for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of Galaxy II, Galaxy and Galaxy VIP based on their relative net assets.

                  Prior to November 1, 1996, each trustee received an annual fee of $5,000 for his services as a trustee of Galaxy II plus an additional $750 for each in-person Galaxy II Board meeting attended and $500 for each telephone Galaxy II Board meeting in which the trustee participated and was reimbursed for expenses incurred in attending all meetings.

                  Beginning March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by Galaxy II, Galaxy and Galaxy VIP in the shares of one or more portfolios in Galaxy II or Galaxy, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate Galaxy II, Galaxy and Galaxy VIP to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. Galaxy II, Galaxy and Galaxy VIP may invest in underlying securities without shareholder approval.

                  No employee of FDISG receives any compensation from Galaxy II for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy II.

                  As of the date of this Statement of Additional Information, the trustees and officers of Galaxy II owned less than 1% of its outstanding shares.

                  The following chart provides certain information about the trustee fees for the year ended March 31, 1997:

                                                                                                         TOTAL
                                                                   PENSION OR                            COMPENSA-
                                                                   RETIREMENT                            TION FROM
                                                                   BENEFITS                              FUND
                                    AGGREGATE                      ACCRUED                               COMPLEX*
NAME OF                             COMPENSATION                   AS PART OF                            PAID TO
PERSON                              FROM GALAXY II                 GALAXY II EXPENSES                    TRUSTEES
-------                             --------------                 ------------------                    ---------
Bradford S. Wellman                      $5,701                    None                                  $37,500

Dwight E. Vicks, Jr.                     $5,880                    None                                   $40,000

Donald B. Miller**                       $5,701                    None                                   $38,215

Louis DeThomasis                         $5,701                    None                                   $36,500

John T. O'Neill                          $5,063                    None                                   $36,750

James M. Seed**                          $5,701                    None                                   $37,747


 * The "Fund Complex" consists of Galaxy II, The Galaxy Fund and The Galaxy VIP Fund. Each trustee of Galaxy II also serves as a trustee of The Galaxy Fund and The Galaxy VIP Fund.


** Deferred compensation in the amounts of $5,701 and $5,701 accrued during Galaxy II's fiscal year ended March 31, 1997 for Messrs. Miller and Seed, respectively.


                  ADVISORY, ADMINISTRATION, SUB-ADMINISTRATION,
                     CUSTODY AND TRANSFER AGENCY AGREEMENTS

INVESTMENT ADVISER AND ADMINISTRATOR

                  Fleet, an indirect subsidiary of Fleet Financial Group, Inc., serves as the investment adviser to the Funds. Fleet's principal offices are located at 75 State Street, Boston, Massachussetts 02109.

                  Pursuant to the Advisory Agreement with Galaxy II, Fleet, subject to the general supervision of Galaxy II's Board of Trustees and in accordance with each Fund's investment policies, manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records. The fees paid to Fleet under the Advisory Agreement are described in the Prospectus. Fleet bears all expenses in connection with its duties under the Advisory Agreement.

                  For the period April 1, 1994 through June 30, 1994, IBM Credit Investment Management Corporation ("IBM"), the Trust's former adviser, earned advisory fees of $35,830, $62,824, $16,429 and $32,672 with respect to the Large Company Fund, Small Company Fund, Utility Fund and U.S. Treasury Fund, respectively, pursuant to the advisory agreement then in effect. For the period July 1, 1994 through March 31, 1995 and for the fiscal years ended March 31, 1996 and March 31, 1997, Fleet earned advisory fees of $106,047, $194,615 and $324,858, respectively, with respect to the Large Company Fund, $178,169, $264,753 and $311,685, respectively, with respect to the Small Company Fund, $43,024, $55,279 and $51,447, respectively, with respect to the Utility Fund, and $83,856, $117,603 and $116,944, respectively, with respect to the U.S. Treasury Fund.


                  Pursuant to its administration agreement with Galaxy II (the "Administration Agreement"), Fleet National Bank ("FNB") generally assists in certain aspects of the administration and operation of the Funds. FNB has agreed to maintain office facilities for Galaxy II, furnish Galaxy II with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy II, and compute the net asset value and net income of the Funds. In addition, FNB prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy II's operations. Pursuant to the Administration Agreement, FNB may delegate to another organization the performance of some or all of these services, in which case FNB will be responsible for all compensation payable to such organization and will remain liable for losses or failures resulting from the actions or omissions of such agent. FNB has entered into a Sub-Administration Agreement with First Data Investor Services Group, Inc. ("FDISG"), pursuant to which FDISG has agreed to provide the Trust with the services which the Trust is entitled to receive under the Administration Agreement with FNB.


                  For the period April 1, 1994 through June 30, 1994, IBM, the Trust's former administrator, earned administration fees of $107,490, $188,472, $49,314 and $98,600, with respect to the Large Company Fund, Small Company Fund, Utility Fund and U.S. Treasury Fund, respectively. For the period July 1, 1994 through March 31, 1995 and for the fiscal years ended March 31, 1996 and March 31, 1997, FNB earned administration fees of $311,540, $581,697 and $974,572, respectively, with respect to the Large Company Fund, $527,906, $787,499 and $935,055, respectively, with respect to the Small Company Fund, $122,471, $164,968 and $154,341, respectively, with respect to the Utility Fund, and

$244,968, $352,810 and $350,831, respectively, with respect to the U.S. Treasury Fund.


                  FNB bears all expenses in connection with its duties under the Administration Agreement and bears all of Galaxy II's expenses with the following exceptions: brokerage fees and commissions; fees and expenses of Trustees who are not officers, directors or employees of Fleet, FNB, FD Distributors or any of their affiliates; taxes; interest; and any extraordinary non-recurring expenses, including litigation to which Galaxy II may be a party. The fees paid to FNB under the Administration Agreement are described in the Prospectus.

                  The Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of duty (or, in the case of Fleet, a breach of fiduciary duty with respect to the receipt of compensation for services), neither Fleet nor FNB, as the case may be, shall be liable to Galaxy II for any error of judgment or mistake of law or for any loss sustained by Galaxy II. The Advisory and Administration Agreements are terminable without penalty by Galaxy II on sixty days' written notice when authorized by vote of a majority of its Board of Trustees, or by Fleet or FNB, as the case may be, on sixty days' written notice. In addition, the Advisory Agreement is terminable without penalty by Galaxy II on sixty days' written notice when authorized by a majority vote of its outstanding voting shares and will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

                  Each of the Advisory and Administration Agreements provides that the agreement remains in effect until June 30 of each year, unless earlier terminated, as long as such continuance is annually approved by a vote of trustees who are not parties to the contract or "interested persons", as defined by the 1940 Act, of any such party cast in person at a meeting specially called for the purpose of voting on the continuance of the Advisory Agreement.

AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet,

FNB, the Funds' custodian and certain financial institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy II might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect their net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

CUSTODIAN AND TRANSFER AGENT

                  The Chase Manhattan Bank (the "Custodian") serves as custodian to the Funds pursuant to a Mutual Fund Custody Agreement (the "Custody Agreement"). Under the Custody Agreement, the Custodian has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; and (v) respond to correspondence from security brokers and others relating to its duties.


                  First Data Investor Services Group, Inc. ("FDISG") serves as Galaxy II's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, FDISG has agreed to: (i) issue and redeem shares of each Fund;
(ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; and (iv) maintain shareholder accounts.



                        PERFORMANCE AND YIELD INFORMATION


                  From time to time, a Fund may quote its performance, as based upon its total return, its yield in the case of the Utility Fund or the U.S. Treasury Fund, or its tax-equivalent yield in the case of the U.S. Treasury Fund, in advertisements or in reports and other communications to shareholders. The average annual total returns for the one-year and five-year periods ended March 31, 1997 were 19.32% and 15.96%, respectively, with respect to the Large Company Fund, 9.60% and 13.01%, respectively, with respect to the Small Company Fund. The average annual total returns for the Large Company Fund and the Small Company Fund for the period beginning October 1, 1990 (commencement of operations) through March 31, 1997 were 17.42% and 17.93%, respectively. For the U.S. Treasury Fund, the average annual total returns for the one-year and five-year periods ended March 31, 1997 were 3.91% and 6.69%, respectively. The average annual total return for the U.S. Treasury Fund for the period beginning June 4, 1991 (commencement of operations) through March 31, 1997 was 7.29%. For the Utility Fund, the total return for the one-year period ended March 31, 1997 was 3.46%. The average annual total return for the Utility Fund for the period beginning January 5, 1993 (commencement of operations) through March 31, 1997 was 8.87%. Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, change in value of initial investment, income dividends and capital gains distributions). A Fund's "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:


                                   P(1+T)(n)=ERV

Where:         P  =   a hypothetical initial payment of $1,000.
               T  =   average annual total return.
               n  =   number of years.
             ERV  =   Ending Redeemable Value of a hypothetical $1,000
                      investment made at the beginning of a period, at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                  Yield is calculated by annualizing the net investment income generated by the U.S. Treasury Fund over a specified thirty-day period according to the following formula:

                                       a-b
                         YIELD = 2[(___________ +1)(6)-1]
                                       cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.


                  The yield for the 30-day period ended March 31, 1997 for the U.S. Treasury Fund was 6.32%.

                  Tax-equivalent yield is calculated over a specified thirty-day period by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

                  A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


                  Comparative performance information may be used from time to time in advertising the shares of a Fund, including data from Lipper Analytical Services, Inc., Ibbotson Associates, Morningstar, Inc., the S&P 500, the S&P SmallCap 600 Index, the Dow Jones Industrial Average, the BIG Index, the U.S. Treasury Index, the S&P Utilities Index and other industry publications.

                  Galaxy II may compare the performance of the Large Company Fund and the Small Company Fund to certain U.S. diversified equity mutual funds, as calculated by Morningstar, Inc. or another industry service and with that of the S&P 500 and the S&P SmallCap 600 Index, respectively. The performance of the Utility Fund may be compared to certain utility funds, as calculated by Morningstar, Inc. or another industry service and with that of the S&P Utilities Index. In addition, the Trust may compare the performance of the U.S. Treasury Fund to certain U.S. fixed income mutual funds, as calculated by Morningstar, Inc. or another industry service and with that of the U.S. Treasury Index.



                                     COUNSEL

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of Galaxy II, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, is counsel to Galaxy II and will pass upon certain legal matters on its behalf.

                             INDEPENDENT ACCOUNTANTS


                   Coopers & Lybrand L.L.P., independent accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, currently serve as auditors to Galaxy II. Coopers & Lybrand L.L.P. performs an annual audit of Galaxy II's financial statements and provides other services related to filings with respect to securities regulations. Reports of its activities are provided to the Board of Trustees.



                               GENERAL INFORMATION

                  Galaxy II is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated February 22, 1990 (the "Trust Agreement"). Under the Trust Agreement, the Board of Trustees has authority to create an unlimited number of shares of beneficial interest with a par value of $.001 per share.

                  In the interest of economy and convenience, certificates representing shares in Galaxy II are not physically issued. FDISG maintains a record of each shareholder's ownership of Galaxy II shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of trustees and the selection of independent accountants. At a shareholders meeting held on June 15, 1994, trustees were elected and the Advisory Agreement was approved with respect to each of the Funds. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of trustees holding office have been elected by shareholders, at which time trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of Galaxy II may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such trustee when requested in writing to do so by the shareholders of record of not less than 10% of Galaxy II's outstanding shares.

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of Galaxy II, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Trust Agreement provides for indemnification from Galaxy II's property for all losses and expenses of any shareholder held personally liable for the obligations of Galaxy II. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Galaxy II would be unable to meet its obligations, a possibility that Galaxy II's management believes is remote. Upon payment of any liability incurred by Galaxy II, the shareholder paying the liability will be entitled to reimbursement from the general assets of Galaxy
II. Trustees intend to conduct the operations of Galaxy II in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of Galaxy II.


                  As of July 1, 1997, the name, address and percentage ownership of the persons that owned of record 5% or more of the outstanding shares of any portfolio of Galaxy II were as follows: Large Company Index Fund -- Norstar Trust Company, Gates & Co., Funds Control, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638, (35.83%); Fleet Financial Group, 50 Kennedy Plaza, Providence, Rhode Island 02903, (15.23%); U.S. Treasury Index Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638, (9.42%); Diocese of Albany, c/o Fleet Financial Group, 50 Kennedy Plaza, Providence, Rhode Island 02903, (5.33%); Municipal Bond Fund -- Robert G. Jacob, 4223 Wieuca Overlook, Atlanta, Georgia 30342, (9.90%). No person owned of record 5% or more of the outstanding shares of the Small Company Index Fund or the Utility Index Fund.


                              FINANCIAL STATEMENTS


                   Galaxy II's audited financial statements and notes thereto in Galaxy II's Annual Report to Shareholders for the fiscal year ended March 31, 1997 (the "Annual Report") are incorporated into this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report (with the exception of the financial highlights for periods prior to the fiscal year ended March 31, 1995 which were audited by other auditors) have been audited by Galaxy II's independent accountants, Coopers & Lybrand L.L.P., whose report thereon is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon the authority of Coopers & Lybrand L.L.P. as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning Galaxy II at 1-800-628-0414.

                                 GALAXY FUND II
                             THE MUNICIPAL BOND FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET

                             PURSUANT TO RULE 495(a)


Part A
Item No.                                                      Prospectus Heading
--------                                                      ------------------
1.       Cover Page                                           Cover Page

2.       Synopsis                                             Highlights; Expense Summary

3.       Condensed Financial Information                      Financial Highlights

4.       General Description of Registrant                    Highlights; Investment Objective and
                                                              Policies; Investment Limitations

5.       Management of the Fund                               Management of the Funds; Investment
                                                              Objective and Policies; Performance and
                                                              Yield Information; Miscellaneous

5A.      Management's Discussion of
           Fund Performance                                   Not Applicable

6.       Capital Stock and Other Securities                   How to Purchase and Redeem Shares;
                                                              Description of Shares; Miscellaneous

7.       Purchase of Securities Being                         How to Purchase and Redeem Shares
           Offered

8.       Redemption or Repurchase                             How to Purchase and Redeem Shares;
                                                              Description of Shares; Investor Programs

9.       Pending Legal Proceedings                            Not Applicable

                                 GALAXY FUND II








                              MUNICIPAL BOND FUND












                                   PROSPECTUS

                                  JULY 29, 1997

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.



                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
      HIGHLIGHTS.........................................................   2

      EXPENSE SUMMARY....................................................   5

      FINANCIAL HIGHLIGHTS...............................................   6

      INVESTMENT OBJECTIVE AND POLICIES..................................   7
            Risk Considerations..........................................   7
            Investment Policies..........................................   7

      INVESTMENT LIMITATIONS.............................................   9

      INVESTMENT RISKS...................................................   9

      WHO SHOULD INVEST..................................................  10


      COMPARING TAX-EXEMPT AND TAXABLE YIELDS............................  11


      PRICING OF SHARES..................................................  12

      HOW TO PURCHASE AND REDEEM SHARES..................................  12
            Purchase Procedures - Customers of Institutions..............  12
            Purchase Procedures - Direct Investors.......................  13
            Other Purchase Information...................................  13
            Redemption Procedures - Customers of Institutions............  14
            Redemption Procedures - Direct Investors.....................  14
            Other Redemption Information.................................  16

      DIVIDENDS, DISTRIBUTIONS AND TAXES.................................  16
            State and Local Taxes........................................  17

                                                                          Page
                                                                          ----
      MANAGEMENT OF THE FUND.............................................  17
            Investment Adviser...........................................  18
            Administrator  and Sub-Administrator.......................... 18
            Distributor..................................................  18
            Custodian and Transfer Agent.................................. 19

      DESCRIPTION OF SHARES..............................................  19

      INVESTOR PROGRAMS..................................................  19
            Exchange Privilege...........................................  19
            Retirement Plans.............................................  20
            Automatic Investment Program.................................  21
            Systematic Withdrawal Plan...................................  21
            Payroll Deduction Program....................................  21

            College Investment Program...................................  22
            Direct Deposit Program.......................................  22
      INFORMATION SERVICES...............................................  22
            Galaxy II Information Center -- 24 Hour
            Information Service..........................................  22
            Voice Response System........................................  22
            Galaxy II Shareholder Services...............................  23

      PERFORMANCE AND YIELD INFORMATION..................................  23

      MISCELLANEOUS......................................................  24

                      GALAXY FUND II - MUNICIPAL BOND FUND



4400 Computer Drive                   For an application and information
P.O. Box 5108                         regarding purchases, redemptions,
Westboro, Massachusetts 01581-5108    exchanges and other shareholder services or
                                      for current performance, call 1-800-628-0414.


      The MUNICIPAL BOND FUND (the "Fund") seeks to provide investors with the highest level of income exempt from regular federal income tax consistent with prudent investment management and preservation of capital. In seeking its objective, the Fund will normally invest substantially all of its assets in a diversified portfolio of municipal securities. Under normal market conditions, at least 65% of the Fund's municipal securities will be rated A or higher by major rating agencies. The Fund is a series of shares of Galaxy Fund II ("Galaxy II" or the "Trust"), a no-load, open-end, investment company. Currently, there are four other series of shares (together, the "Funds") offered to the public by the Trust.

      Shares of the Fund are offered without any sales charge or redemption fee, although the Fund will incur management fees.

        SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


      This Prospectus sets forth concisely certain information about the Fund that you should know before making an investment decision. You are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Fund is contained in a Statement of Additional Information bearing the same date and is available free of charge by calling Galaxy II at 1-800-628-0414 or by writing to Galaxy II c/o First Data Investor Services Group, Inc., 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581. The Statement of Additional Information has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference into this Prospectus.


                            -------------------------

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
               THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                   EXCHANGE COMMISSION OR ANY STATE SECURITIES
                     COMMISSION PASSED UPON THE ACCURACY OR
                        ADEQUACY OF THIS PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                                  JULY 29, 1997

                                   HIGHLIGHTS


Q:    What is Galaxy Fund II?


A: The Trust is an open-end investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy II's Municipal Bond Fund (the "Fund"). A Prospectus for the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds may be obtained by calling 1-800-628-0414.


Q:    Who advises the Fund?

A: The Fund is managed by Fleet Investment Advisors Inc. ( "Fleet"), an indirect, wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet is a financial services company with total assets as of December 31, 1996 of approximately $85 billion. See "Management of the Fund--Investment Adviser."

Q:    What advantages does the Fund offer?

A: The Fund offers investors the opportunity to invest in an investment portfolio without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities.

Q:    How does one buy and redeem shares?


A: The Fund is distributed by First Data Distributors, Inc. ("FD Distributors"). Shares of the Fund are sold to individuals or corporations, who submit a purchase application to the Trust, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Shares may also be purchased by FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Share purchase and redemption information for both Direct Investors and Customers is provided in this Prospectus under "How to Purchase and Redeem Shares." The minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plan accounts ("SEPs"), Multi-Employee Pension Plan accounts ("MERPs") and Keogh Plan accounts is $500 (including spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Fund shares. See "How to Purchase and Redeem Shares--Purchase of Shares" below.


Q:    When are dividends paid?

A: The net investment income of the Municipal Bond Fund is declared daily and paid monthly. Net realized capital gains of the Fund are distributed at least annually. See "Dividends and Distributions."

Q:    What potential risks are presented by the Fund's investment practices?

A: The Fund may use municipal bond index futures contracts, interest rate futures contracts and options thereon to a limited extent. Futures contracts and options pose some risks, primarily: (i) there may be imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures contracts and options; and
      (ii) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract prior to its maturity date. The risk of imperfect correlation is minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The illiquidity risk will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

      Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Longer-term bonds are affected more dramatically than shorter-term bonds. As the Fund expects to maintain an average dollar-weighted maturity of 7 to 12 years, it is subject to a moderate amount of interest rate risk.

      Market risk is the possibility that market prices of bonds will decline without regard to fluctuations in prevailing interest rates.

      Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund. The credit risk of a Fund depends on the credit quality of its underlying securities. As the Fund expects to maintain high credit quality (at least 65% of the Fund's municipal securities must be rated A or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or another nationally recognized statistical rating organization), the Fund's credit risk is expected to be low.

      Call risk is the possibility that, during periods of falling interest rates, a municipal security with a high stated interest rate will be prepaid, or "called," prior to its expected maturity date. As a result, the Fund will be required to invest the unanticipated proceeds at lower interest rates, and the Fund's income may decline. As the Fund may invest in some callable securities, it may be exposed to call risk.

      Manager risk is the possibility that Fleet will fail to execute the Fund's investment strategy effectively. If this happens, the Fund may fail to meet its stated objective.

Q:    What shareholder privileges are offered by the Fund?


A: Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange shares of the Fund having a value of at least $100 for shares of any of the other funds or portfolios offered by the Trust or otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. The Trust offers IRAs, SEPs and Keogh Plan accounts, which can be established by contacting FD Distributors (call 1-800-628-0414). Shares of the Fund are available for purchase in connection with MERPs accounts, and detailed information concerning eligibility and other matters and the form of application is available from Fleet Brokerage Securities, Inc. (call 1-800-221-8210). The Trust also offers an Automatic Investment Program, which allows a Direct Investor to purchase Fund shares each month, as well as other shareholder privileges. See "Investor Programs."

                                 EXPENSE SUMMARY

        The following table illustrates expenses and fees that you would incur, either directly or indirectly, as a shareholder of the Fund. The expenses and fees for the Fund are for the fiscal year ended March 31, 1997. "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

                                                                                MUNICIPAL
                                                                                BOND FUND
                                                                                ---------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Load Imposed on Purchases...........................................         None
  Sales Load Imposed on Reinvested Dividends................................         None
  Redemption Fee............................................................         None
  Exchange Fee..............................................................         None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
  Advisory and Administration Fees..........................................        0.60%
  12b-1 Fee.................................................................         None
  Other Expenses............................................................        0.00%
                                                                                    ----
  Total Fund Operating Expenses.............................................        0.60%

        Fleet National Bank ("FNB"), the Fund's administrator, is responsible for the payment of all of the expenses of the Fund, other than certain limited expenses (such as brokerage fees and commissions, interest on borrowings, taxes and such extraordinary, non-recurring expenses as may arise). For a further description of the various costs and expenses shown above, see "Management of the Fund."

THE FOLLOWING EXAMPLE SHOWS WHAT YOU WOULD PAY ON A $1,000 INVESTMENT IN THE FUND OVER VARIOUS TIME PERIODS. IT ASSUMES THAT YOUR INVESTMENT GROWS 5% PER YEAR AND THAT YOU REDEEM YOUR INVESTMENT AT THE END OF EACH TIME PERIOD.

                                               1 year   3 years  5 years  10 years
                                               ------   -------  -------  --------
Municipal Bond Fund..........................    $6       $19      $33       $73

        THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN SHOWN IN THE EXAMPLE. For example, certain shareholders who redeem by wire will incur a charge, currently $5.00 per wire redemption. Also, the Fund's actual performance may be better or worse than the 5% growth per year assumed in the example.

                              FINANCIAL HIGHLIGHTS

        The following Financial Highlights for the fiscal years ended March 31, 1995, March 31, 1996, and March 31, 1997 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report is contained in the Trust's Annual Report to Shareholders and is incorporated by reference into the Statement of Additional Information. The Financial Highlights for the period ended March 31, 1994 have been audited by other auditors. Further information about the performance of the Fund is also contained in the Fund's Annual Report to Shareholders which may be obtained without charge by calling Galaxy II at 1-800-628-0414.


                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   Year Ended    Year Ended    Year Ended    Period Ended
                                                    March 31,     March 31,     March 31,      March 31,
                                                       1997          1996          1995         1994(1)
                                                   ----------    ----------    ----------    ------------
Net Asset Value, Beginning of Period...........    $    10.20    $     9.94    $     9.89    $      10.00
                                                   ----------    ----------    ----------    ------------
Income from Investment Operations:
  Net investment income(2).....................          0.47          0.46          0.46            0.43
  Net realized and unrealized gain (loss)
     on investments............................         (0.05)         0.26          0.05           (0.11)
                                                   ----------    ----------    ----------    ------------
       Total from Investment Operations........          0.42          0.72          0.51            0.32
                                                   ----------    ----------    ----------    ------------
Less Dividends:
  Dividends from net investment income.........         (0.47)        (0.46)        (0.46)          (0.43)
   Dividends from net realized capital gains               --            --            --              --
                                                   ----------    ----------    ----------    ------------
       Total Dividends:........................         (0.47)        (0.46)        (0.46)          (0.43)
                                                   ----------    ----------    ----------    ------------
Net increase (decrease) in net asset
  value .......................................         (0.05)         0.26          0.05           (0.11)
                                                   ----------    ----------    ----------    ------------
Net Asset Value, End of  Period................    $    10.15    $    10.20    $     9.94    $       9.89
                                                   ==========    ==========    ==========    ============
Total Return...................................         4.15%         7.36%         5.34%           3.10%(4)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)...........    $   19,921    $    22,478   $    24,560   $     33,352
Ratios to average net assets:
  Net investment income including reimbursement         4.57%          4.54%         4.72%          4.35%(3)
  Operating expenses including reimbursement            0.60%          0.60%         0.60%          0.60%(3)
  Operating expenses excluding reimbursement            0.60%          0.61%         0.63%          0.60%(3)
Portfolio Turnover Rate........................            7%             2%           47%            56%(4)


-------------------------

1     The Fund commenced operations on April 15, 1993.


2 Net investment income per share before reimbursement by the sub-administrator for the fiscal years ended March 31, 1997, 1996 and 1995 was $0.47, $0.46 and $0.46, respectively.


3     Annualized

4     Not Annualized

                        INVESTMENT OBJECTIVE AND POLICIES

      The Municipal Bond Fund seeks to provide investors with the highest level of income exempt from regular federal income tax consistent with prudent investment management and preservation of capital.

      The investment objective of the Fund may not be changed without the approval of the holders of a "majority" of the outstanding voting shares of the Fund. The term "majority" is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the investment objective of the Fund will be achieved.

RISK CONSIDERATIONS

      Risk considerations related to the Fund's investments are described under "Investment Policies" and "Investment Risks."

INVESTMENT POLICIES

      The Fund will normally invest substantially all-but not less than 80%-of its net assets in municipal securities. Municipal securities are debt obligations issued by state and local governments and regional governmental authorities, which provide interest income that is exempt from regular federal income taxes. These may include municipal leases which may take the form of a lease or an installment purchase issued by state and local governments to acquire equipment and facilities. Normally, the Fund will invest at least 65% of its total assets in municipal securities that are issued as municipal bonds.


      Municipal securities purchased by the Fund will consist primarily of issues which are rated investment grade, i.e. within the four highest rating categories assigned by S&P ("AAA", "AA", "A", and "BBB") or Moody's ("Aaa", "Aa", "A", and "Baa") or another nationally recognized statistical rating organization ("NRSRO"). Under normal market conditions, at least 65% of the municipal securities held by the Fund will be rated at least A or its equivalent by S&P or Moody's or another NRSRO. In no case will the Fund purchase municipal securities rated below BBB by S&P or Baa by Moody's or the equivalent by another NRSRO.


      Pending investment of proceeds or for other temporary purposes, the Fund may invest up to 20% of its net assets in the following short-term municipal securities:

- Short-term municipal notes rated MIG-1 or MIG-2 by Moody's or SP-1+ or SP-1 by S&P;

-     Tax-exempt commercial paper rated P-1 by Moody's or A-1+ by S&P;

- Municipal bonds with an effective maturity of one year or less which are rated A or higher by Moody's or S&P;

- Unrated short-term obligations from an issuer whose outstanding long-term obligations are rated A or higher by Moody's or S&P; and

- Tax-exempt funds, including tax-exempt money market funds, subject to the requirements of applicable law. In no case will the Fund invest more than 10% of its net assets in such investments. These investments will result in shareholders paying duplicate or multiple fees, as such funds incur expenses similar to those of the Fund. The Fund will only invest in other funds when it believes the yields on such funds are beneficial even including multiple fees.

      Under normal market conditions, the Fund expects to maintain a dollar-weighted average maturity between 7 and 12 years. There is no limit on the maturity of any individual security in the Fund.

      The Fund may purchase municipal securities on a "when-issued" basis. In buying such securities, the Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 45 days. The Fund pays for the securities and begins earning interest when the securities are actually delivered. Consequently, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

      The Fund is authorized to invest up to 20% of its net assets in "AMT" bonds. AMT bonds are tax-exempt "private activity" bonds issued after August 7, 1986 whose proceeds are directed at least in part to a private, for-profit organization. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items.

      Although the Fund does not expect to do so, except in unusual circumstances, it may invest up to 20% of its net assets in the following taxable money market securities: obligations of the U.S. Government and its agencies or instrumentalities; bank certificates of deposit and bankers' acceptances; and repurchase agreements collateralized by these securities.


      The Fund may use municipal bond index futures contracts, interest rate futures contracts and options thereon to a limited extent. Specifically, the Fund may enter into futures contracts and options thereon provided that initial margin and premiums required to establish such positions that are not bona fide hedging positions (as defined by the Commodity Futures Trading Commission) will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on any such contracts it has entered into. In addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's total assets.


      The Fund may use these instruments for several reasons: to maintain cash reserves while remaining effectively fully invested, to facilitate trading, to reduce transaction costs, to seek higher investment returns when a futures contract is priced more attractively than the underlying municipal securities, or to hedge against changes in the value of the portfolio securities due to anticipated changes in interest rates and market conditions and where the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. The Fund will not use futures contracts or options transactions to leverage its assets.

      Futures contracts and options pose some risks, primarily: (i) there may be imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures contracts and options; and (ii) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract prior to its maturity date. The risk of imperfect correlation is minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The illiquidity risk will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                             INVESTMENT LIMITATIONS

        The Fund has adopted certain limitations on its investment practices, including the following:

(1) The Fund will normally not invest less than 80% of its net assets in securities other than municipal securities; however, the Fund may invest up to 20% of its net assets in certain short-term taxable securities and in municipal bond index futures contracts, interest rate futures contracts and options thereon;

(2) The Fund will not borrow money except for temporary or emergency purposes and then not in excess of 33 1/3% of its total assets; the Fund will repay all borrowings before making additional investments;

(3) With respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in securities of one issuer (except the U.S. Government, its agencies and instrumentalities); for purposes of this limitation, the issuer will be identified based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security;

(4) The Fund will not purchase any securities which would cause more than 25% of the value of the Fund's net assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same state; and

(5) The Fund will not pledge, mortgage or hypothecate more than 33 1/3% of its total assets.

       These investment restrictions, and certain of those contained in the Fund's Statement of Additional Information, can be changed only with the approval of the holders of a majority of the outstanding shares of the Fund.


                                INVESTMENT RISKS

       Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Longer-term bonds are affected more dramatically than shorter-term bonds. The following table illustrates the changes caused by a 2% change in interest rates on the market prices of non-callable bonds with various maturities:

                                     2% INCREASE IN         2% DECREASE IN
MATURITY                             INTEREST RATES         INTEREST RATES
--------                             --------------         --------------
1 year............................          -2%                  +2%
5 years...........................          -8%                  +9%
10 years..........................         -14%                 +17%
30 years..........................         -25%                 +39%

      As the Fund expects to maintain an average dollar-weighted maturity of 7 to 12 years, it is subject to a moderate amount of interest rate risk.

      Market risk is the possibility that market prices of bonds will decline without regard to fluctuations in prevailing interest rates.


      Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund. The credit risk of a Fund depends on the credit quality of its underlying securities. As the Fund expects to maintain high credit quality (at least 65% of the Fund's municipal securities will be rated A or higher by Moody's, S&P or another NRSRO), the Fund's credit risk is expected to be low.

      Call risk is the possibility that, during periods of falling interest rates, a municipal security with a high stated interest rate will be prepaid, or "called," prior to its expected maturity date. As a result, the Fund will be required to invest the unanticipated proceeds at lower interest rates, and the Fund's income may decline. As the Fund may invest in some callable securities, it may be exposed to call risk.

      Manager risk is the possibility that Fleet will fail to execute the Fund's investment strategy effectively. If this happens, the Fund may fail to meet its stated objective.


                                WHO SHOULD INVEST

      The Fund is intended for investors seeking income that is exempt from regular federal income taxes. As a rule, tax-free income is attractive to investors in high federal income tax brackets. Investors in lower federal income tax brackets may find a taxable income investment more suitable to their needs since the after-tax yield of the taxable investment may be greater than the tax-exempt yield offered by an investment such as the Fund.

      You can determine whether tax-exempt or taxable income is more attractive in your particular case by calculating the "tax equivalent yield" of the Fund and comparing it with the yield from a comparable taxable mutual fund investment. See "Comparing Tax-Exempt and Taxable Yields" below.

      Because the Fund invests in municipal bonds of all durations, the price per share of the Fund will fluctuate, particularly due to interest rate risk. The Fund is intended for investors willing to accept share price fluctuations in return for potentially higher and more constant yields. These share price fluctuations may cause the share price at the time of an investor's redemption to be more or less than the purchase price, thus affecting the investor's total return from an investment in the Fund.

      The Fund intends to invest virtually all of its assets in debt obligations. As such, capital growth is not an objective of the Fund, though some incidental capital gains or losses may be realized in the course of the Fund's operations. The Fund is intended for investors willing to forego capital growth in return for potentially more constant yields. Of course, there may be other fixed income investments, particularly longer-term investments, which offer a higher yield than the Fund.


                     COMPARING TAX-EXEMPT AND TAXABLE YIELDS

      Before choosing a tax-exempt investment such as the Fund, you should determine if you would be better off with taxable or tax-exempt income in your particular marginal tax bracket. To compare taxable and tax-exempt income, you should calculate the "tax equivalent yield" for the

Fund and compare it with the yield of a taxable investment with similar credit and maturity standards.


      The tax equivalent yield for the Fund is based upon the Fund's tax-exempt yield and your marginal tax bracket. The formula is:

                       Fund's Tax-Exempt Yield     =  Your Tax
                   ---------------------------
              100% - Your Marginal Tax Bracket     Equivalent Yield

      For example, if you are in the 28% tax bracket and can earn a tax-exempt yield of 4.0%, the tax equivalent yield would be 5.56%, as shown here:

                                     4.0%       =  4.0%   =  5.56%
                                   ---------       ----
                                  100% - 28%        72%

      In this example you would invest in the 4.0% tax-exempt investment if your taxable alternative yielded less than 5.56%. You would invest in the taxable investment if you expected its yield to be greater than 5.56% (assuming, of course, similar credit and maturity standards).

      The following table shows tax equivalent yields for various tax brackets and tax-exempt yields. There can be no guarantee that the Fund will achieve any specific yield. Also, though the Fund's objective is to seek tax-exempt income, it is possible from time to time for some small portion of the Fund's income to be taxable. Also, a portion of the Fund's income may be subject to the alternative minimum tax.

                                TAX EQUIVALENT RATES BASED ON
     FEDERAL                         TAX-EXEMPT YIELD OF:
 MARGINAL INCOME    ----------------------------------------------------
   TAX BRACKET       2%      3%      4%     5%      6%       7%       8%
  -------------     ---     ---     ---    ---     ---      ---      ---
       15%          2.4%    3.5%    4.7%   5.9%    7.1%     8.2%     9.4%
       28%          2.8     4.2     5.6    6.9     8.3      9.7     11.1
       31%          2.9     4.3     5.8    7.2     8.7     10.1     11.6
       36%          3.1     4.7     6.2    7.8     9.4     10.9     12.5

                                PRICING OF SHARES

      On every day the New York Stock Exchange (the "NYSE") is open, First Data Investor Services Group, Inc. ("FDISG"), the Fund's sub-administrator, calculates the net asset value per share for the Fund as of the close of regular trading on the NYSE (currently, 4:00 p.m. Eastern Time). In calculating net asset value, investments are valued based on their market values, but when market quotations are not readily available, investments are valued based on fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional size transactions in similar groups of securities as well as any developments relating to specific securities.


                        HOW TO PURCHASE AND REDEEM SHARES

      FD Distributors has established several procedures to enable different types of investors to purchase shares of the Fund. The shares may be purchased by individuals or corporations who submit a purchase application to the Trust, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Shares may also be purchased by FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which FD Distributors, the Fund's custodian and FNB are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

PURCHASE PROCEDURES - CUSTOMERS OF INSTITUTIONS

      Purchase orders are placed by Customers of Institutions through their Institution. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to the Fund's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to FDISG for execution. Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of the shares will be recorded by the Institution and reflected in the account statements provided to their Customers. FDISG may establish an account of record for each Customer of an Institution reflecting beneficial ownership of shares. Depending on the terms of the arrangement between a particular Institution and FDISG, confirmations of share purchases and redemptions and pertinent account statements will either be sent by FDISG directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase shares through their Institution should contact such entity directly for appropriate purchase instructions.

PURCHASE PROCEDURES - DIRECT INVESTORS

      Purchases by Mail. Shares may be purchased by completing a purchase application and mailing it, together with a check payable to the Fund to:

Galaxy Fund II
4400 Computer Drive
P.O. Box 5108
Westboro, MA  01581


      All purchase orders placed by mail must be accompanied by a purchase application. Applications may be obtained by calling FD Distributors at 1-800-628-0414.


      Subsequent investments in an existing account in the Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund to the Trust at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

OTHER PURCHASE INFORMATION


      Purchases by Wire. Investors may also purchase shares by arranging to transmit federal funds by wire to Fleet Bank of Massachusetts, N.A. as agent for FDISG. Prior to making any purchase by wire, an investor must telephone FD Distributors at 1-800-628-0414 to place an order and for instructions.



      Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to Galaxy Fund II, 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581. Applications may be obtained by calling FD Distributors at 1-800-628-0414.


      Except as provided in "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 (including spousal IRA accounts). There are no minimum investment requirements for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to change the minimum initial and minimum subsequent purchase requirements with respect to their accounts.

      The Trust or FD Distributors each reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of shares to Direct Investors and Institutions is recorded on the books of the Trust and share certificates will not be issued.

      Effective Time of Purchases. A purchase order for shares received and accepted by FD Distributors from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that the Fund's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the fifth Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the above procedures.

REDEMPTION PROCEDURES - CUSTOMERS OF INSTITUTIONS


      Customers of Institutions may redeem all or a portion of their shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to FD Distributors and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by the Trust, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.


      Payments for redemption orders received by FD Distributors on a Business Day will normally be wired on the third Business Day to the Institutions.


      Direct Investors may redeem all or a portion of their shares in accordance with any of the procedures described below.


REDEMPTION PROCEDURES - DIRECT INVESTORS

      Redemption by Mail. Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

Galaxy Fund II
4400 Computer Drive
P.O. Box 5108
Westboro, MA  01581


      A written redemption request must (i) state the number of shares to be redeemed, (ii) identify the shareholder account number and social security number or tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $10,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees. The guarantor of a signature must be a bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FDISG will not accept guarantees from notaries public. FDISG may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FDISG receives all required documents in proper form. The Fund ordinarily will make payment for shares redeemed by mail within five Business Days after proper receipt by FDISG of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FDISG at 1-800-628-0414.



      Redemption by Telephone. Direct Investors may redeem shares by calling 1-800-628-0414 and instructing FDISG to mail a check for redemption proceeds of up to $10,000 to the address of record. A redemption request for an amount in excess of $10,000 or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees. (See "Redemption by Mail" above for details regarding signature guarantees.)



      Redemption by Wire. Direct Investors who have so indicated on the account application, or have subsequently arranged in writing to do so, may redeem shares by instructing FDISG by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. FDISG charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the account application or in written instructions subsequently received by FDISG. To request redemption of shares by wire, Direct Investors should call 1-800-628-0414.


      In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Trust at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

      The Trust reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. Neither the Trust nor any of its service contractors will be liable for any loss, expense or cost for acting upon any telephone instructions believed genuine unless it acts with willful misfeasance, bad faith or gross negligence. Accordingly, investors will bear the risk of loss. In attempting to confirm that telephone instructions are genuine, the Trust will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). To the extent that the Trust fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent and unauthorized.

      No redemption by a Direct Investor in the Fund will be processed until the Trust has received a completed application with respect to the Direct Investor's account. If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of proceeds until FDISG is reasonably satisfied that the check has been collected, which could take up to 15 days from the purchase date. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

OTHER REDEMPTION INFORMATION

      The Trust reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Fund shares, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

      The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

      Redemption orders are effected at the net asset value per share next determined after receipt and acceptance of the order by FD Distributors. The Trust reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends consisting of virtually all ordinary income of the Fund will be declared daily and will be payable to shareholders of record at the close of the previous business day. Such dividends will be paid monthly. Capital gains distributions, if any, will be made annually. Dividends and distributions may be made on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").


      You will receive all dividends and capital gains distributions as additional shares of the Fund at their then current net asset value, unless you elect to receive cash. You may elect to receive cash by so specifying on your account application form or by notifying FDISG in writing. Shareholders electing to reinvest dividends in the Fund will receive confirmation of their dividends on regular, quarterly statements. As with all purchases and redemptions, you pay no sales commissions or fees of any kind on shares acquired through reinvestment of dividends and distributions.


      Since the Fund intends to (a) qualify each year as a "regulated investment company" within the meaning of the Code and (b) distribute to its shareholders at least 90% of its net tax-exempt interest income and 90% of its "investment company taxable income," if any, the Fund will not be subject to federal income tax to the extent that its net investment income and its net realized capital gains are distributed to its shareholders in accordance with the Code. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax if it fails to currently distribute an amount equal to specified percentages of its ordinary taxable income and capital gain net income (excess of capital gain over capital losses). The Fund expects to pay dividends and to make distributions or deemed distributions as are necessary to avoid the application of this tax, unless the Board of Trustees determines that it is not in the best interest of the shareholders to do so.

      The Fund intends to invest a sufficient portion of its assets in municipal securities so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends distributed to shareholders generally are excluded from a shareholder's gross income for federal income tax purposes. A portion of the Fund's dividends, while exempt from the regular federal income tax, may be a tax preference item for purposes of the federal alternative minimum tax.

      Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable, regardless of the length of time you have owned shares in the Fund. Also, any short-term capital gains or any taxable interest income will be distributed as a taxable ordinary dividend distribution. The Fund expects distributions of capital gains, whether long-term or short-term, and taxable interest income to be negligible in comparison to exempt-interest dividends.

      Although dividend income from the Fund is expected to be exempt from regular federal income taxes, a sale or other disposition of the Fund's shares is a taxable event, and may result in a capital gain or loss. This gain or loss may be realized by any redemption of the Fund's shares, including an exchange of shares between the Fund and another of the funds or portfolios offered by the Trust or otherwise advised by Fleet or its affiliates. In addition, any capital loss realized from municipal securities held for six months or less is disallowed to the extent of tax-exempt income received. In other words, if you held shares in the Fund for six months or less, and sold those shares (or a portion of those shares) at a loss, the capital loss you report is reduced by the tax-exempt dividends paid on those shares.

STATE AND LOCAL TAXES

      Tax-exempt dividends and capital gains distributions from the Fund and any capital gains or losses realized from the redemption of shares may be subject to state and local taxes. However, some states allow shareholders to exclude from state income tax that portion of the Fund's tax-exempt income that is attributable to municipal securities issued within the shareholder's own state. To assist shareholders of these states, the Fund will provide a breakdown of its tax-exempt interest income on a state-by-state basis at year-end.

      The tax discussion set forth above is included for general information purposes only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

      Statements as to the tax status of your dividends and distributions will be mailed annually. The Trust will also send you, if applicable, various written notices after the close of its tax year with respect to certain dividends and distributions that were, or were deemed to be, received from the Fund during that tax year.


                             MANAGEMENT OF THE FUND

      The Board of Trustees sets strategic and policy directions for the Trust and oversees management. The Board selects and supervises the Fund's investment adviser and the Trust's officers who are responsible for the day-to-day management of the Trust's affairs.

INVESTMENT ADVISER

      Fleet Investment Advisors Inc. ("Fleet"), with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as investment adviser to the Fund. Fleet also provides investment management and advisory services to individual and institutional clients, and manages the investment portfolios of The Galaxy Fund and The Galaxy VIP Fund. Fleet is an indirect, wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets as of December 31, 1996 of approximately $85 billion. Fleet is also an indirect, wholly-owned subsidiary of Fleet National Bank, the Fund's administrator. To fulfill its responsibilities, Fleet employs the personnel, software and support systems needed to manage the Fund.


      For its services as investment adviser, Fleet receives a fee from the Fund at the annual rate of .25% of the average daily net assets of the Fund, which was the rate of Fleet's compensation during the fiscal year ended March 31, 1997.



      The organizational arrangements of Fleet require that all investment decisions with respect to the Fund be made by Fleet's Tax-Exempt Investment Policy Committee, and no one person is responsible for making recommendations to that Committee.


ADMINISTRATOR AND SUB-ADMINISTRATOR


      Fleet National Bank ("FNB") provides the Trust with office facilities and support personnel and generally assists in all aspects of administration and operation of the Trust. FNB, with principal offices at 50 Kennedy Plaza, Providence, Rhode Island 02903-2305, is a wholly-owned subsidiary of Fleet Financial Group, Inc. FNB pays all of the expenses of the Fund, except the fees and expenses of those Trustees who are not interested persons of the Trust, brokerage fees and commissions, interest on borrowings, taxes and such extraordinary, non-recurring expenses as may arise, including litigation to which the Trust may be a party. For its services as administrator, FNB receives a fee from the Fund at an annual rate of .35% of the average daily net assets of the Fund, which was the rate of FNB's compensation during the fiscal year ended March 31, 1997. From time to time, FNB may waive voluntarily all or a portion of the administration fee payable to it by the Fund.


      FNB has entered into a sub-administration agreement with First Data Investor Services Group, Inc. ("FDISG"), 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581, a wholly-owned subsidiary of First Data Corporation, to provide administrative services to the Trust and to serve as shareholder servicing agent. FNB bears the fees of FDISG for providing such services.

DISTRIBUTOR


      First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of FDISG, is responsible for the marketing and distribution of the shares of the Fund. FD Distributors is a registered broker-dealer with principal offices located at 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581. FD Distributors does not receive any compensation from Galaxy II or the Fund for its services.

CUSTODIAN AND TRANSFER AGENT

      The Chase Manhattan Bank (the "Custodian"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets, and FDISG serves as the Fund's transfer and dividend disbursing agent. Services performed by both entities for the Fund are described in the Statement of Additional Information. Communications to FDISG should be directed to FDISG at 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581.


                              DESCRIPTION OF SHARES


      The Fund is a series of shares of the Trust. The Trust was organized on February 22, 1990 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Trust offers shares of beneficial interest, par value $.001 per share. Currently, five series of shares have been authorized for sale to the public (together, the "Funds"), one of whose shares constitute the interests of the Fund described in this Prospectus. When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. Generally, shares of the Trust will vote in the aggregate and not by series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular series.


      Normally, no meetings of shareholders will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.


                                INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

      Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange shares of the Fund having a value of at least $100 for shares of any of the other funds or portfolios offered by the Trust or otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an account, provided that such other shares may legally be sold in the state of the investor's residence. The minimum initial investment to establish a new account by exchange in another Fund offered by the Trust is $2,500, unless at the time of the exchange the Direct Investor or Customer elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement.

      An exchange involves a redemption of all or a portion of the shares of a Fund and the investment of the redemption proceeds in shares of another fund or portfolio offered by the Trust or otherwise advised by the Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of the fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request plus any applicable sales charge.


      Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding the Trust's exchange privilege, Direct Investors should call 1-800-628-0414. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege with the Large Company Index Fund, Small Company Index Fund, U.S. Treasury Index Fund or Utility Index Fund or another portfolio otherwise advised by Fleet or its affiliates should request and review a prospectus for such Fund or portfolio prior to making an exchange. Telephone 1-800-628-0414 to request a prospectus and/or to make exchanges .


      In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Trust reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. The Trust will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expenses to the Trust which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

      The Trust does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institution for applicable information.

      For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, the Customer should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

      Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

      Individual Retirement Accounts ("IRAs") (including "rollovers" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

      Simplified Employee Pension Plans ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

      Multi-Employee Pension Plans ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

      Keogh Plan, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.


      Detailed information concerning eligibility and other matters related to these plans and the form of application is available from FD Distributors (call 1-800-628-0414) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities , Inc. (call 1-800-221-8210) with respect to MERPs.


AUTOMATIC INVESTMENT PROGRAM

      The Automatic Investment Program permits a Direct Investor to purchase Fund shares (minimum of $50 per transaction) each month. Provided the Direct Investor's financial institution allows automatic withdrawals, Fund shares are purchased by transferring funds from a Direct Investor's checking, bank money market or NOW account designated by the investor. The account designated will be debited in the specified amount, and Fund shares will be purchased, once a month, on or about either the first or fifteenth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

SYSTEMATIC WITHDRAWAL PLAN

      The Systematic Withdrawal Plan permits a Direct Investor to withdraw Fund shares on a monthly, quarterly, semi-annual or annual basis, if the account has a starting value of at least $10,000. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution on or about the twenty-fifth day of each month. If withdrawals exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to FDISG (but not less than five days before a payment date). There is no charge for this service.

PAYROLL DEDUCTION PROGRAM

      The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy II Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Shares of the Fund will be purchased within three days after the debit occurs. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.


COLLEGE INVESTMENT PROGRAM



      The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy II and purchase Fund shares with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs -- Automatic Investment Program" for information on the Automatic Investment Program. Galaxy II reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares -- Other Redemption Information" above for further information.

      Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from FD Distributors (call 1-800-628-0414).



DIRECT DEPOSIT PROGRAM



      Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Fund shares by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call FD Distributors at 1-800-628-0414. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy II may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.



INFORMATION SERVICES



GALAXY II INFORMATION CENTER -- 24 HOUR INFORMATION SERVICE



      The Galaxy II Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy II Information Center, just call 1-800-628-0414.



VOICE RESPONSE SYSTEM



      The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone exchanges and redemptions. These transactions are subject to the terms and conditions described under Investor Programs. To access the Voice Response System, just call 1-800-628-0414 from any touch-tone telephone and follow the recorded instructions.



GALAXY II SHAREHOLDER SERVICES



      For account information and recent exchange transactions, Direct Investors can call Galaxy II Shareholder Services Monday through Friday, between the hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) at 1-800-628-0414.



      Galaxy II also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.



      Direct Investors residing outside the United States can contact Galaxy II by calling 1-508-855-5237.



     Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price and reinvestment of dividends and capital gains distributions, if any.



                        PERFORMANCE AND YIELD INFORMATION

      From time to time, in advertisements or in reports to shareholders, the performance and yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

      Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or publications of a local or regional nature, may also be used in comparing the performance and yields of the Fund.

      The standard yield is computed by dividing the Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The Fund may also quote its "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to the Fund's tax-free yield. It is calculated by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of income taxes at stated tax rates. The tax-equivalent yield will always be higher than the Fund's yield.

      The Fund may also advertise its performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of the Fund's operations, or on a year-by-year basis. The Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specified period. Both methods of calculating total return assume that dividend and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

      Performance and yields of the Fund will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

                                  MISCELLANEOUS

      Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.


     Inquiries regarding the Fund may be directed to Galaxy II at 1-800-628-0414.

                                 GALAXY FUND II
                             THE MUNICIPAL BOND FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET

                             PURSUANT TO RULE 495(a)

Part B                                                      Heading in Statement of
Item No.                                                    Additional Information
--------                                                    ------------------------
Cover Page                                                  Cover Page

Table of Contents                                           Table of Contents

General Information and                                     Not Applicable
History

Investment Objectives and                                   Investment Objectives; Investment Policies
Policies                                                    and Risk Considerations; Investment
                                                            Limitations

Management of the Fund                                      Trustees and Officers

Control Persons and Principal                               See Prospectus--"Management of the
Holders of Securities                                       Funds"

Investment Advisory and                                     Advisory, Administration, Sub-
Other Services                                              Administration, Custody and Transfer
                                                            Agency Agreements; Independent
                                                            Accountants; Counsel

Brokerage Allocation and Other                              Portfolio Transactions
Securities

Capital Stock and Other                                     See Prospectus--"Description of Shares"
Securities

Purchases and Redemptions                                   Additional Purchase and Redemption
                                                            Information

Tax Status                                                  Additional Information Concerning
                                                            Taxes

Underwriters                                                Portfolio Transactions

Calculation of Performance                                  Performance and Yield Information
Data

Financial Statements                                        Financial Statements

                                 GALAXY FUND II

                       STATEMENT OF ADDITIONAL INFORMATION

                               MUNICIPAL BOND FUND

















                                  JULY 29, 1997

                  This Statement of Additional Information is meant to be read in conjunction with the Prospectus of Galaxy Fund II ("Galaxy II" or the "Trust") dated July 29, 1997, relating to the Municipal Bond Fund (the "Fund"), and is incorporated by reference in its entirety into that Prospectus (the "Prospectus"). Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus relating to the Fund may be obtained by calling FD Distributors, Inc. ("FD Distributors"), the Trust's distributor, at 1-800-628-0414. Information regarding the status of shareholder accounts may be obtained by calling First Data Investor Services Group, Inc. ("FDISG"), the Trust's transfer agent, at 1-800-628-0414.

                                   TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
         INVESTMENT OBJECTIVE...................................................................................  4

         INVESTMENT POLICIES AND RISK CONSIDERATIONS............................................................  4
                  U.S. Government Securities....................................................................  4
                  Bank Obligations..............................................................................  5
                  Securities of Other Investment Companies......................................................  5
                  Futures Contracts.............................................................................  5
                  Options on Futures Contracts..................................................................  7
                  Repurchase Agreements.........................................................................  8
                  Municipal Securities..........................................................................  9
                  When-Issued and Delayed-Delivery Securities....................................................11
                  Valuation of Portfolio Securities............................................................. 12
                  Ratings as Investment Criteria................................................................ 13

         INVESTMENT LIMITATIONS................................................................................. 13

         PORTFOLIO TURNOVER..................................................................................... 16

         PORTFOLIO TRANSACTIONS................................................................................. 16

         ADDITIONAL INFORMATION CONCERNING TAXES................................................................ 17

         TRUSTEES AND OFFICERS.................................................................................. 21

         ADVISORY, ADMINISTRATION, SUB-ADMINISTRATION, CUSTODY AND
            TRANSFER AGENCY AGREEMENTS.......................................................................... 25
                  Investment Adviser, Administrator and Sub-
                    Administrator............................................................................... 25
                  Authority to Act as Investment Adviser........................................................ 26
                  Custodian and Transfer Agent.................................................................. 27

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION......................................................... 28

         PERFORMANCE AND YIELD INFORMATION...................................................................... 28

         COUNSEL................................................................................................ 30

         INDEPENDENT ACCOUNTANTS................................................................................ 30

         GENERAL INFORMATION.................................................................................... 30

         FINANCIAL STATEMENTS..................................................................................  31

         APPENDIX.............................................................................................  A-1

                              INVESTMENT OBJECTIVE

                  The Fund seeks to provide investors the highest level of income exempt from regular federal income tax as is consistent with prudent investment management and preservation of capital. Under normal market conditions, the Fund will invest substantially all of its total assets in a diversified portfolio of municipal securities. Under normal market conditions, at least 65% of the Fund's municipal securities will be rated at least A or the equivalent by major rating agencies. The Fund is a series of shares of Galaxy II, a no-load, open-end investment company. Currently, there are four other series of shares offered to the public by Galaxy II.


                  A Prospectus and Statement of Additional Information describing the four other investment options currently available to the public through Galaxy II, the Large Company Index Fund, the Small Company Index Fund, the U.S. Treasury Index Fund and the Utility Index Fund (collectively with the Fund, the "Funds"), can be obtained by calling Galaxy II at 1-800-628-0414.



                   INVESTMENT POLICIES AND RISK CONSIDERATIONS

                  The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectus.

U.S. GOVERNMENT SECURITIES

                  As noted in the Prospectus, the Fund may invest in short-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. Government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by those agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

BANK OBLIGATIONS

                  Certificates of deposit in which the Fund may invest are generally limited to those instruments issued by U.S. and foreign banks, savings and loan associations and other banking institutions having total assets in excess of $1 billion. Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks. The Fund may invest in U.S. dollar-denominated CDs, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund will invest in an obligation of a foreign bank or foreign branch of U.S. banks only if Fleet Investment Advisors Inc. ("Fleet"), the Fund's adviser, deems the obligation to present minimal credit risks. Nevertheless, this kind of obligation entails risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

SECURITIES OF OTHER INVESTMENT COMPANIES

                  The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. Purchases of securities of other investment companies may subject shareholders to duplicate fees and expenses.

FUTURES CONTRACTS

                  The Fund may enter into interest rate futures contracts and municipal bond index futures contracts. The Fund will enter into such futures contracts only for "bona fide hedging" purposes, or as otherwise permitted by Commodity Futures Trading Commission ("CFTC") regulations. The Fund may not engage in futures activities if the aggregate initial margin deposits on its existing futures contracts and the premiums paid for unexpired options required to establish positions other than those considered to be "bona fide hedging" by the CFTC would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on futures contracts it has entered into.

                  An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury bond or U.S. Treasury note) or its equivalent at a future date at a price set at the time of the contract. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities is made. By entering into an interest rate or municipal bond index futures contract, the Fund is able to seek to protect its assets from fluctuations in interest rates on tax-exempt securities without actually buying or selling the long-term municipal securities.

                  No consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in a segregated account with its custodian an amount of cash or liquid securities equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may require a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

                  Galaxy II will set aside with its custodian, or with a designated sub-custodian, cash or liquid securities at least equal to the underlying commodity value of each long position the Fund assumes in commodity futures contracts or will take other actions consistent with regulatory requirements to avoid leverage.

                  There are several risks in connection with investing in futures contracts. Successful use of such futures contracts by the Fund is subject to the ability of Fleet to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a municipal bond portfolio. In addition, although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. Further, there can be no assurance that there will be a perfect correlation between movements in the price of the security or index underlying the futures contract and movements in the price of the municipal securities which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities and technical influences in futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

                  Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance. In addition, the Fund might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices.

                  The ability of the Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Additional Information Concerning Taxes" below.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase put and call options on interest rate and municipal bond index futures contracts which are traded on a United States exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. The Fund would sell put and call options on futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

                  Options on futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

                  Galaxy II will set aside with its custodian, or with a designated sub-custodian, cash or liquid securities at least equal to the underlying commodity value of each long position the Fund assumes in options on futures contracts or will take other actions consistent with regulatory requirements to avoid leverage.

                  There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by Fleet, which could prove to be inaccurate. Even if these expectations are correct there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REPURCHASE AGREEMENTS

                  The Fund may invest in repurchase agreement transactions pending investment of proceeds or for other temporary purposes. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System having total assets in excess of $5 billion or non-bank dealers that are listed on the Federal Reserve Bank of New York's list of reporting dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire a U.S. Government Security for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the U.S. Government Security at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 101% of the repurchase price.

                  Repurchase agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. In evaluating these potential risks, Fleet, acting under the supervision of the Board of Trustees, and on an ongoing basis, monitors (a) the value of the collateral underlying each repurchase agreement of the Fund to determine whether the value is at least equal to the total amount of the repurchase obligation, including interest, and (b) the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements. The Fund will not enter into repurchase agreements that would cause more than 5% of its net assets to be invested in illiquid securities.

                  A joint trading account may be used by the Fund to enter into repurchase agreements. The Fund's decision to invest in the joint account will be solely at its option; the Fund will not be required either to invest a minimum amount or to maintain a minimum balance. The Board of Trustees will evaluate annually the joint account arrangement and will continue participation only if it determines that there is a reasonable likelihood that the Fund and its shareholders would benefit from continued participation and that no participant will be treated on a less advantageous basis than another participant.

MUNICIPAL SECURITIES

                  The term "municipal securities" as used in the Prospectus and this Statement of Additional Information means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for regular federal income tax purposes. Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer ("AMT bonds"). The Fund may invest up to 20% of its assets in AMT bonds.

                  Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

                  Municipal leases are municipal securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. The Fund does not intend to invest more than 5% of its net assets in municipal leases.

                  The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, the size of a particular offering, maturity of the obligation, and rating of the issue.

                  Municipal securities may also be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy

Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal securities may be materially affected.

                  The Fund will not invest more than 25% of its total assets in municipal securities whose issuers conduct their principal activities in the same state. The Fund may invest without limitation in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investments in these obligations could involve an increased risk to the Fund should any of the related projects or facilities experience financial difficulties. In addition, there could be economic, business or political developments or changes which might affect all municipal securities of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal securities rather than factors affecting all, or broad classes of, municipal securities.


                  Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those obligations. Neither Galaxy II nor Fleet can predict with certainty the effect of recent tax law changes upon the municipal securities market, including the availability of instruments for investment by the Fund. In addition, neither Galaxy II nor Fleet can predict whether additional legislation adversely affecting the municipal securities market will be enacted in the future. Galaxy II will monitor legislative developments and consider whether changes in the investment objective or policies of the Fund need to be made in response to those developments.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

                  Municipal securities are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself. To account for this risk, a separate account of the Fund consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the Fund. Upon the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from the then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the securities themselves (which may have a greater or lesser value than the Fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes.

VALUATION OF PORTFOLIO SECURITIES


                  Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments), including municipal securities, are valued by First Data Investor Services Group, Inc. ("FDISG"), the Fund's sub-administrator, after consultation with a pricing service. When, in the judgment of the pricing service, quoted bid prices for investments of the Fund are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments of the Fund that are not regularly quoted are carried at fair value as determined by the Board of Trustees, which may rely on the assistance of the pricing service. The procedures of the pricing service are reviewed periodically by Fleet under the general supervision and responsibility of Galaxy II's Board of Trustees.


                  Portfolio securities which are listed on the New York Stock Exchange or the American Stock Exchange are valued at the last quoted sales price, or if no sales occurred, the closing bid price. Investments in U.S. Government Securities (other than short-term investments) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument) unless Galaxy II's Board of Trustees has determined that amortized cost does not approximate market value. Other securities for which market quotations are readily available are valued as nearly as possible in the manner described above. Securities may be valued by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

RATINGS AS INVESTMENT CRITERIA

                  The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, will be used by Fleet as initial criteria for the selection of portfolio securities on behalf of the Fund, Fleet will also rely upon its own analysis to evaluate potential investments.

                  Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although a change in rating may not necessarily require the sale of the securities by the Fund, Fleet will consider the event in its determination of whether the Fund should continue to hold the securities. In the event of a default by the issuer of the security, the Fund will dispose of the security as soon as practicable, unless Galaxy II's Board of Trustees determines that disposal of the security would not be in the best interests of the Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.


                             INVESTMENT LIMITATIONS


                  The investment limitations set forth below may not be changed without the approval by a vote of a majority of the outstanding shares of the Fund. A majority vote by shareholders is defined, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.


         The Fund may not:

                  1. Under normal market conditions invest less than 80% of its net assets in municipal securities.

                  2. With respect to 75% of its total assets, purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities. For purposes of this limitation, the issuer will be identified based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security. The Fund will regard each state and each of its political subdivisions, agencies and instrumentalities and each multi-state agency, as separate issuers for purposes of this restriction. If private companies are responsible for payment of principal and interest, the Fund will regard each such company as a separate issuer for purposes of this restriction. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.


                  3. Borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 33 1/3% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing. The Fund will repay all borrowings before making additional investments. For purposes of this restriction, collateral arrangements with respect to (a) the purchase and sale of options on futures contracts and (b) initial and variation margin for futures contracts, will not be deemed to be issuances of senior securities or to be pledges of the Fund's assets.


                  4. Purchase any securities that would cause 25% or more of the value of the Fund's net assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same state.

                  5. Make loans, except that the Fund may purchase or hold debt obligations and enter into repurchase agreements, as described herein and in the Prospectus.

                  6. Underwrite any issue of securities except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  7. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate mortgages or interests therein and may purchase securities issued by companies that invest or deal in any of the above.

                  8. Make short sales of securities or maintain a short position.

                  9. Purchase securities of other investment companies except as they may be acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act.

                  10. With respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities. The Fund will regard each state and each of its political subdivisions, agencies and instrumentalities and each multi-state agency, as separate issuers for purposes of this restriction. If private companies are responsible for payment of principal and interest, the Fund will regard each such company as a separate issuer for purposes of this restriction. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

                  11. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Fund.

                  12. Invest in commodities, except that the Fund may invest in futures contracts and options thereon as described herein and in the Prospectus.

                  13. Invest in companies for the purpose of exercising control or management.

                  14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

                  15. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of municipal securities and U.S. Government Securities. For the purposes of this restriction, private activity bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                  If a percentage restriction (other than that contained in investment limitation number 3) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


                               PORTFOLIO TURNOVER


                  Galaxy II cannot accurately predict the Fund's portfolio turnover rate. However, the annual turnover rate of the Fund generally is expected to be less than 100%. For the fiscal year ended March 31, 1996 and March 31, 1997, the Fund's portfolio turnover rate was 2% and 7%, respectively. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the Fund during the year, excluding any portfolio security, the maturity of which at the time of acquisition was one year or less. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. The Fund will not consider its turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.



                             PORTFOLIO TRANSACTIONS

                  Fleet will select specific portfolio investments and effect transactions for the Fund. Fleet seeks to obtain the best net price and the most favorable execution of orders. Fleet may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Fund or Fleet. Fleet is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet's overall responsibilities to the Fund and to the Trust. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the investment advisory agreement between Galaxy II and Fleet are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

                  Municipal securities and U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued municipal securities and U.S. Government Securities may be purchased directly from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of municipal securities or U.S. Government Securities.

                  Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

                  Since Galaxy II does not market shares of the Fund through intermediary brokers or dealers, it is not Galaxy II's practice to allocate brokerage or principal business on the basis of sales of its shares.


                  Galaxy II is required to identify any securities of its regular brokers or dealers or their parents that Galaxy II has acquired during its most recent fiscal year. At March 31, 1997, (a) the Large Company Index Fund held common stock of (i) Morgan Stanley Group in the amount of $558,125; (ii) Chase Manhattan Corp. in the amount of $2,497,353; (iii) Merrill Lynch and Co., Inc. in the amount of $879,532; and (iv) Salomon Inc. in the amount of $330,621; and (b) the Small Company Index Fund held common stock of Paine Webber Group, Inc. in the amount of $470,363.



                     ADDITIONAL INFORMATION CONCERNING TAXES

                  As described above and in the Prospectus, the Fund is designed to provide shareholders with current income which is excluded from gross income for regular federal income tax purposes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Fund would not be suitable for tax-exempt institutions, qualified retirement plans (including those that cover self-employed individuals) and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

                  The Fund has qualified each year in the past and intends to qualify each year in the future as a "regulated investment company" under the Code. Provided that the Fund (a) is a regulated investment company and (b) distributes to its shareholders (i) at least 90% of its "investment company taxable income" (that is, its income minus its "net capital gains" and after taking into account certain required adjustments) and (ii) at least 90% of its tax-exempt interest income (reduced by certain expenses), the Fund generally will not be subject to federal income tax to the extent its net investment income (that is, its income other than its net realized capital gains) and its net realized long-term and short-term capital gains are distributed to its shareholders in accordance with the Code. The Fund's net investment income for dividend purposes consists of (i) interest accrued and discount earned on the Fund's assets, (ii) less amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses (e.g., legal, accounting and trustees' fees) of the Trust prorated to the Fund on the basis of its relative net assets. The amortization of market discount on the Fund's assets is not included in the calculation of net income, unless the Fund elects to include accrued market discount currently.

                  Although the Fund expects to be relieved of all or substantially all federal, state and local income and franchise taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.

                  As noted in the Prospectus, the Fund expects to pay dividends and to make distributions as necessary to avoid the application of the 4% non-deductible excise tax measured with respect to certain undistributed amounts of taxable ordinary income and capital gain. The Fund may also, in order to avoid the 4% excise tax, declare one or more dividends in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month. If the Fund declares such dividends, then each such shareholder will be treated as receiving such dividends and the Fund will be treated as having paid such dividends on December 31 of that year provided that the Fund pays such dividends to such shareholders during January of the following calendar year. As a general rule, dividends paid by the Fund will qualify for the dividends-received deduction for corporate shareholders only to the extent the Fund's dividends are attributable to dividends received by the Fund from U.S. corporations.

                  As described above and in the Prospectus, the Fund is authorized to invest in futures contracts and options on futures contracts. Galaxy II anticipates that this investment activity will not prevent the Fund from qualifying as a regulated investment company. As a general rule, this investment activity will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Fund involved, and, accordingly, will affect the amount of capital gains distributed to the Fund's shareholders.

                  For federal income tax purposes, gain or loss on the futures contracts described above (collectively referred to herein as "section 1256 contracts") is taxed pursuant to a special "mark-to-market system." Under the mark-to-market system, the Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss and, accordingly, the mark-to-market system generally will affect the amount and timing of capital gains or losses that may be taxable to the Fund and the amount of distribution taxable to a shareholder. Moreover, if the Fund invests in both section 1256 contracts and offsetting positions in such contracts, then the Fund might not be able to receive the benefit of certain realized losses for an indeterminate period of time. The Fund expects that its activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (b) will permit it to use substantially all of its losses for the fiscal years in which such losses actually occur.

                  In order for the Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of the taxable year of the Fund, the Trust will notify the Fund's shareholders of the portion of the dividends paid that constitutes an exempt-interest dividend with respect to that taxable year. The percentage of total dividends paid by the Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for that year.

                  A portion of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund, equal to the percentage of the total non-capital gain dividends distributed during the shareholder's taxable year that are exempt-interest dividends, is not deductible for federal income tax purposes. If a shareholder of the Fund holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Fund which represents income derived from "private activity bonds" held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof.

                  While exempt-interest dividends are exempt from regular federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26%-28% on non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers), in two circumstances. First, exempt-interest dividends derived from private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including subchapter S corporate shareholders, financial institutions, property and casualty insurance companies, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

                  Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held Fund shares. However, if a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

                  Investors considering buying shares of the Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the forthcoming dividend or distribution payment, although in effect a return of capital, will be a taxable dividend or distribution payment.

                  If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) dividends and distributions and (b) the proceeds of any sales or redemptions of the Fund's shares. An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

                  The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.


                              TRUSTEES AND OFFICERS

                  The trustees and executive officers of Galaxy II, their addresses, ages and their principal occupations during the past five years and other affiliations are set forth below. Each trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.


                                          Positions Held with Galaxy II and
                                          Principal Occupation(s) During
Name, Address and Age                     Past 5 Years
---------------------                     ---------------------------------
Dwight E. Vicks, Jr.                      Trustee and Chairman of the Board
Vicks Lithograph &
  Printing Corporation                    President & Director,
Commercial Drive                          Vicks Lithograph &
P.O. Box 270                              Printing Corporation (book
Yorkville, NY 13495                       manufacturing and commercial
Age 64                                    printing); Director, Utica First
                                          Insurance Company; Trustee, Savings
                                          Bank of Utica; Director, Monitor
                                          Life Insurance Company; Director,
                                          Commercial Travelers Mutual
                                          Insurance Company; Chairman of the
                                          Board, The Galaxy Fund and The
                                          Galaxy VIP Fund.

*John T. O'Neill                          Trustee, President and Treasurer
Hasbro, Inc.
200 Narragansett                          Executive Vice President and CFO,
Park Drive                                Hasbro, Inc. (toy and game
Pawtucket, RI 02862                       manufacturer); Trustee, President
Age 52                                    and Treasurer, The Galaxy Fund and
                                          The Galaxy VIP Fund.


Louis DeThomasis                          Trustee
Saint Mary's College
  of Minnesota                            President, Saint Mary's College of
Winona, MN 55987                          Minnesota; Director, Bright Day
Age 55                                    Travel, Inc.; Trustee, Religious
                                          Communities Trust; Trustee, The
                                          Galaxy Fund and The Galaxy VIP
                                          Fund.

Donald B. Miller                          Trustee
10725 Quail Covey Road
Boynton Beach, FL 33436                   Chairman, Horizon Media, Inc.
Age 70                                    (broadcast services);
                                          Director/Trustee, Lexington Funds;
                                          Director, Maguire Group of
                                          Connecticut, Inc. (consulting
                                          engineers); Trustee, Keuka College;
                                          Trustee, The Galaxy Fund and The
                                          Galaxy VIP Fund.

James M. Seed                             Trustee
The Astra Ventures, Inc.
One Citizens Plaza                        Chairman and President, The Astra
Providence, RI 02903                      Projects, Incorporated (land
Age 55                                    development); President, The Astra
                                          Ventures, Incorporated (previously,
                                          Buffinton Box Company -manufacturer
                                          of cardboard boxes); Trustee, The
                                          Galaxy Fund and The Galaxy VIP
                                          Fund; Commissioner, Rhode Island
                                          Investment Commission.

*Bradford S. Wellman                      Trustee
2468 Ohio Street
Bangor, ME  04401                         Private Investor; Director, Essex
Age 65                                    County Gas Company, until January
                                          1994; Director, Maine Mutual Fire
                                          Insurance Co.; Member, Maine
                                          Finance Authority; Trustee, The
                                          Galaxy Fund and The Galaxy VIP
                                          Fund.

                                          Positions Held with Galaxy II and
                                          Principal Occupation(s) During
Name, Address and Age                     Past 5 Years
---------------------                     ---------------------------------
W. Bruce McConnel, III                    Secretary
Drinker Biddle & Reath LLP
Philadelphia National                     Partner of the law firm of Drinker
  Bank Building                           Biddle & Reath LLP, Philadelphia,
1345 Chestnut St.                         Pennsylvania.
Philadelphia, PA 19107
Age 54

Jylanne Dunne                             Vice President and Assistant
First Data Investor                       Treasurer
  Services Group, Inc.
4400 Computer Drive                       Employee of First Data Investor
P.O. Box 5108                             Services Group, Inc.
Westboro, MA 01581
Age 37


                  Effective November 1, 1996, each trustee receives an annual aggregate fee of $29,000 for his services as a trustee of Galaxy II, The Galaxy Fund ("Galaxy") and The Galaxy VIP Fund ("Galaxy VIP"), plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending meetings. Each trustee also receives $500 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of Galaxy II, Galaxy and Galaxy VIP is entitled to an additional annual aggregate fee in the amount of $4,000 and the President and Treasurer of Galaxy II, Galaxy and Galaxy VIP is entitled to an additional annual aggregate fee of $2,500, for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of Galaxy II, Galaxy and Galaxy VIP based on their relative net assets.

                  Prior to November 1, 1996, each trustee received an annual fee of $5,000 for his services as a trustee of Galaxy II plus an additional $750 for each in-person Galaxy II Board meeting attended and $500 for each telephone Galaxy II Board meeting in which the trustee participated and was reimbursed for expenses incurred in attending all meetings.

                  Beginning March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans").

Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by Galaxy II, Galaxy and Galaxy VIP in the shares of one or more portfolios in Galaxy II or Galaxy, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate Galaxy II, Galaxy and Galaxy VIP to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. Galaxy II, Galaxy and Galaxy VIP may invest in underlying securities without shareholder approval.

                  No employee of FDISG receives any compensation from Galaxy II for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy II.

                  As of the date of this Statement of Additional Information, the trustees and officers of Galaxy II owned less than 1% of its outstanding shares.

                  The following chart provides certain information about the trustee fees for the year ended March 31, 1997:


                                                                                                         TOTAL
                                                                   PENSION OR                            COMPENSA-
                                                                   RETIREMENT                            TION FROM
                                                                   BENEFITS                              FUND
                                    AGGREGATE                      ACCRUED                               COMPLEX*
NAME OF                             COMPENSATION                   AS PART OF                            PAID TO
PERSON                              FROM GALAXY II                 GALAXY II EXPENSES                    TRUSTEES
-------                             --------------                 ------------------                    ----------
Bradford S. Wellman                     $5,701                           None                              $37,500

Dwight E. Vicks, Jr.                    $5,880                           None                              $40,000

Donald B. Miller**                      $5,701                           None                              $38,215

Louis DeThomasis                        $5,701                           None                              $36,500

John T. O'Neill                         $5,063                           None                              $36,750

James M. Seed**                         $5,701                           None                              $37,747


 * The "Fund Complex" consists of Galaxy II, The Galaxy Fund and The Galaxy VIP Fund. Each trustee of Galaxy II also serves as a trustee of The Galaxy Fund and The Galaxy VIP Fund.


** Deferred compensation in the amounts of $5,701 and $5,701 accrued during Galaxy II's fiscal year ended March 31, 1997 for Messrs. Miller and Seed, respectively.

                  ADVISORY, ADMINISTRATION, SUB-ADMINISTRATION,
                     CUSTODY AND TRANSFER AGENCY AGREEMENTS

INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADMINISTRATOR

                  Fleet, an indirect subsidiary of Fleet Financial Group, Inc., serves as the investment adviser to the Fund. Fleet's principal offices are located at 75 State Street, Boston, Massachusetts 02109.

                  Pursuant to the Advisory Agreement with Galaxy II, Fleet, subject to the general supervision of Galaxy II's Board of Trustees and in accordance with the Fund's investment policies, manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records. The fees paid to Fleet under the Advisory Agreement are described in the Prospectus. Fleet bears all expenses in connection with its duties under the Advisory Agreement.


                  For the period April 1, 1994 through June 30, 1994, IBM Credit Investment Management Corporation ("IBM"), the Trust's former adviser, earned advisory fees of $20,007 with respect to the Fund pursuant to the advisory agreement then in effect. For the period July 1, 1994 through March 31, 1995 and the fiscal years ended March 31, 1996 and March 31, 1997, Fleet earned advisory fees of $50,719, $59,097 and $51,631, respectively, with respect to the Fund.


                  Pursuant to an administration agreement with the Trust (the "Administration Agreement"), Fleet National Bank ("FNB"), subject to the supervision of the Board of Trustees, generally assists in certain aspects of the administration and operation of the Fund. Under the Administration Agreement, FNB has agreed to maintain office facilities for Galaxy II, furnish Galaxy II with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy II, and compute the net asset value and net income of the Fund. In addition, FNB prepares the Fund's annual and semi-annual reports to the Securities and Exchange Commission ("SEC"), federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Fund's financial accounts and records, and generally assists in all aspects of Galaxy II's operations. Pursuant to the Administration Agreement, FNB may delegate to another organization the performance of some or all of these services, in which case FNB will be responsible for all compensation payable to such organization and will remain liable for losses or failures resulting from the actions or omissions of such agent. FNB has entered into a Sub-Administration Agreement with First Data Investor Services Group, Inc. ("FDISG"), pursuant to which FDISG has agreed to provide the Trust with the services which the Trust is entitled to receive under the Administration Agreement with FNB.


                  For the period April 1, 1994 through June 30, 1994, IBM, the Trust's former administrator, earned administration fees of $28,197 with respect to the Fund pursuant to the administration agreement then in effect. For the period July 1, 1994 through March 31, 1995 and for the fiscal years ended March 31, 1996 and March 31, 1997, FNB earned administration fees of $64,406, $82,017 and $72,282, respectively, with respect to the Fund.


                  FNB bears all expenses in connection with its duties under the Administration Agreement and bears all of Galaxy II's expenses with the following exceptions: brokerage fees and commissions; fees and expenses of Trustees who are not officers, directors or employees of Fleet, FNB, FD Distributors or any of their affiliates; taxes; interest; and any extraordinary non-recurring expenses, including litigation to which Galaxy II may be a party. The fees paid to FNB under the Administration Agreement are described in the Prospectus.

                  The Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of duty (or, in the case of Fleet, a breach of fiduciary duty with respect to the receipt of compensation for services), neither Fleet nor FNB shall be liable to the Trust for any error of judgment or mistake of law or for any loss sustained by the Trust. The Advisory and Administration Agreements are terminable without penalty by Galaxy II on sixty days' written notice when authorized by vote of a majority of its Board of Trustees or by Fleet or FNB, as the case may be, on sixty days' written notice. In addition, the Advisory Agreement is terminable without penalty by Galaxy II on sixty days' written notice when authorized by a majority vote of its outstanding voting shares and will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

                  Each of the Advisory and Administration Agreements provide that the agreement remains in effect until June 30 of each year, unless earlier terminated, as long as such continuance is annually approved by a vote of trustees who are not parties to the contract or "interested persons," as defined by the 1940 Act, of any such party cast in person at a meeting specially called for the purpose of voting on the continuance of the agreement.

AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of

1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as shares of the Fund, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, FNB, the Fund's custodian and institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Fund, Galaxy II might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Fund's method of operation would not affect its net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

CUSTODIAN AND TRANSFER AGENT

                  The Chase Manhattan Bank (the "Custodian") serves as custodian to the Fund pursuant to a Mutual Fund Custody Agreement (the "Custody Agreement"). Under the Custody Agreement, the Custodian has agreed to: (i) maintain a separate account or accounts in the name of the Fund; (ii) hold and disburse portfolio securities on account of the Fund; (iii) collect and make disbursements of money on behalf of the Fund; (iv) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; and (v) respond to correspondence from security brokers and others relating to its duties.

                  FDISG serves as the Trust's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, FDISG has agreed to:
(i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; and (iv) maintain shareholder accounts.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares of the Fund are sold on a continuous basis by Galaxy II's distributor, First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, shares of the Fund are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the Prospectus, Shares may also be sold to individuals or corporations who submit a purchase application to Galaxy II, purchasing either for their own accounts or for the accounts of others ("Direct Investors").


                  Galaxy II may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                        PERFORMANCE AND YIELD INFORMATION

                  From time to time, the Fund may quote its performance, as based upon its total return, its yield or its tax-equivalent yield, in advertisements or in reports and other communications to shareholders. Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of the total return (that is, change in value of the initial investment, income dividends and capital gains distributions). The Fund's "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                   P(1+T)n=ERV

Where:         P  =   a hypothetical initial payment of $1,000.

               T  =   average annual total return.
               n  =   number of years.
             ERV  =   Ending Redeemable Value of a hypothetical $1,000
                      investment made at the beginning of a period, at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                  The average annual total return for the Fund for the one-year period ended March 31, 1997 was 4.15%. The average annual total return for the Fund for the period beginning April 15, 1993 (commencement of operations) through March 31, 1997 was 5.02%.


                  Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:

                                       a-b
                       YIELD = 2[(________________+1)6-1]
                                       cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.


                  The yield for the 30-day period ended March 31, 1997 for the Fund was 4.42%.


                  Tax-equivalent yield is calculated over a specified thirty-day period by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


                  The tax-equivalent yield for the 30-day period ended March 31, 1997 for the Fund was 6.14% for a Federal marginal income tax ("FMIT") bracket of 28%, 6.41% for a FMIT bracket of 31%, 6.91% for a FMIT bracket of 36% and 7.32% for a FMIT bracket of 39.6%.


                  The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                  Comparative performance information may be used from time to time in advertising the shares of the Fund, including data from Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds, or other industry publications.


                                    COUNSEL

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to Galaxy II and will pass upon certain legal matters on its behalf.


                             INDEPENDENT ACCOUNTANTS


                  Coopers & Lybrand L.L.P., independent accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, currently serve as auditors to Galaxy II. Coopers & Lybrand L.L.P. performs an annual audit of Galaxy II's financial statements and provides other services related to filings with respect to securities regulations. Reports of its activities are provided to the Board of Trustees.



                               GENERAL INFORMATION

                  Galaxy II is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated February 22, 1990 (the "Trust Agreement"). Under the Trust Agreement, the Board of trustees has authority to create an unlimited number of shares of beneficial interest with a par value of $.001 per share.

                  In the interest of economy and convenience, certificates representing shares in Galaxy II are not physically issued. FDISG maintains a record of each shareholder's ownership of Galaxy II shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote by series of Galaxy II, except with respect to the election of trustees and the selection of independent accountants. Trustees were elected and the Fund's investment advisory agreement was approved by shareholders at a meeting of shareholders on June 15, 1994. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of Galaxy II may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such trustee when requested in writing to do so by the shareholders of record of not less than 10% of Galaxy II's outstanding shares.

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of Galaxy
II. The Trust Agreement disclaims shareholder liability for acts or obligations of Galaxy II, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by Galaxy II or a trustee. The Trust Agreement provides for indemnification from Galaxy II's property for all losses and expenses of any shareholder held personally liable for the obligations of Galaxy II. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Galaxy II would be unable to meet its obligations, a possibility that Galaxy II's management believes is remote. Upon payment of any liability incurred by Galaxy II, the shareholder paying the liability will be entitled to reimbursement from the general assets of Galaxy II. The trustees intend to conduct the operations of Galaxy II in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of Galaxy II.


                  As of July 15, 1997, the name, address and percentage ownership of the persons who owned of record 5% or more of the outstanding shares of any portfolio of Galaxy II were as follows: Large Company Index Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638, (35.83%); Fleet Financial Group, 50 Kennedy Plaza, Providence, Rhode Island 02903, (15.23%); U.S. Treasury Index Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638, (9.42%); Diocese of Albany, c/o Fleet Financial Group, 50 Kennedy Plaza, Providence, Rhode Island 02903, (5.33%); Municipal Bond Fund -- Robert G. Jacob, 4223 Wieuca Overlook, Atlanta, Georgia 30342, (9.90%). No person owned of record 5% or more of the outstanding shares of the Small Company Index Fund or the Utility Index Fund.



                              FINANCIAL STATEMENTS


                  Galaxy II's audited financial statements and notes thereto in Galaxy II's Annual Report to Shareholders for the fiscal year ended March 31, 1997 (the "Annual Report") are incorporated into this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report (with the exception of the financial highlights for periods prior to the fiscal year ended March 31, 1995 which were audited by other auditors) have been audited by Galaxy II's independent accountants, Coopers & Lybrand L.L.P., whose report thereon is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon the authority of Coopers & Lybrand L.L.P. as experts in accounting and auditing. Additional copies of the

Annual Report may be obtained at no charge by telephoning Galaxy II at 1-800-628-0414.

                                    APPENDIX

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS


DESCRIPTION OF S&P MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                  "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS


         Municipal notes with maturities of three years or less are usually given note ratings (designated "SP-1," "SP-2" or "SP-3") to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of "SP-1+." Notes rated SP-2 have satisfactory capacity to pay principal and interest. Notes rated SP-3 exhibit speculative capacity to pay principal and interest.


DESCRIPTION OF MOODY'S MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Moody's for municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation "MIG-1"/"VMIG-1" are the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated and broad-based access to the market for refinancing. Loans bearing the designation "MIG-2"/"VMIG-2" are of high quality, with margins of protection ample although not as large as in the preceding group. Loans bearing the designation "MIG-3"/"VMIG-3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Liquidity and cash flow protection may be narrow and market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation "MIG-4"/"VMIG-4" are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

           Part C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Post-Effective Amendment.

                                 GALAXY FUND II
                                    FORM N-1A

Part C.  Other Information

Item 24.          Financial Statements and Exhibits


         (a)      Financial Statements:

                  (1)      Included in Part A:

                           Financial Highlights for a share outstanding throughout each period for the fiscal years ended March 31, 1997, March 31, 1996, March 31, 1995, March
                           31, 1994, March 31, 1993 and March 31, 1992 and the
                           period October 1, 1990 (commencement of operations) through March 31, 1991 for the Large Company Index Fund and the Small Company Index Fund, for the years ended March 31, 1997, March 31, 1996, March 31, 1995,
                           March 31, 1994, March 31, 1993 and the period June 4, 1991 (commencement of operations) through March 31, 1992 for the U.S. Treasury Index Fund, for the years ended March 31, 1997, March 31, 1996, March 31, 1995,
                           March 31, 1994 and the period January 5, 1993 (commencement of operations) through March 31, 1993 for the Utility Index Fund, and for the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995 and the period April 15, 1993 (commencement of operations) through March 31, 1994 for the Municipal Bond Fund.

                  (2)      Incorporated by reference into Part B:

                           The financial statements contained in Registrant's Annual Report to Shareholders dated March 31, 1997, which has been previously filed with the Commission.

                  (3) All required financial statements are included in or incorporated by reference into Parts A and B hereof. All other financial statements and schedules are inapplicable.


         (b)      Exhibits:

                  (1) Declaration of Trust of Registrant is incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed with the Commission on February 28, 1990.

                  (1)(a) Amendment No. 1 to Declaration of Trust of Registrant
                         is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 7, 1990.


                  (1)(b) Amendment No. 2 to Declaration of Trust of Registrant
                         dated June 30, 1994 is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 28, 1995.


                  (2)(a) By-Laws of Registrant are incorporated herein by
                         reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 24, 1991.


                  (2)(b) Amendment No. 1 to By-Laws of Registrant dated June
                         30, 1994 is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 28, 1995.


                  (3)    Not applicable.

                  (4)    Not applicable.


                  (5) Investment Advisory Agreement between Registrant and Fleet Investment Advisors Inc. dated June 30, 1994 is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 28, 1995.

                  (6)(a) Amended and Restated Distribution Agreement among
                         Registrant, First Data Investor Services Group, Inc. and 440 Financial Distributors, Inc. dated June 1, 1996 is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 30, 1997.

                  (6)(b) Form of Distribution Agreement between Registrant and
                         First Data Distributors, Inc.

                  (7)(a) Galaxy Fund II Deferred Compensation Plan and Related
                         Agreement effective as of March 1, 1996 is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 30, 1997.

                  (7)(b) The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II
                         Deferred Compensation Plan and Related Agreement effective as of January 1, 1997 is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 30, 1997.

                  (8)(a) Custody Agreement among Registrant, The Chase Manhattan
                         Bank, N.A. and Fleet National Bank dated June 30, 1994 is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 28, 1995.

                  (9)(a) Administration Agreement between Registrant and Fleet
                         National Bank dated October, 1994 is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 28, 1995.

                  (9)(b) Sub-Administration Agreement between Fleet National
                         Bank and The Shareholder Services Group, Inc., d/b/a 440 Financial dated March 31, 1995 is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 28, 1995.

                  (9)(c) Amended and Restated Transfer Agency Agreement among
                         Registrant, First Data Investor Services Group, Inc. and Fleet National Bank dated June 1, 1996 is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 30, 1997.

                  (9)(d) Form of Transfer Agency and Services Agreement among
                         Registrant, First Data Investor Services Group, Inc. and Fleet National Bank.


                  (10)1 Opinion of counsel that shares are validly issued, fully paid and non-assessable.


                  (11)(a) Consent of Coopers & Lybrand L.L.P.


                  (11)(b) Consent of Drinker Biddle & Reath LLP.

---------------
1 Filed with the Securities and Exchange Commission ("SEC") on May 30, 1997 under Rule 24f-2 as part of Registrant's 24f-2 Notice.

                  (11)(c) Consent of Persons Nominated to Become Trustees is
                         incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A filed with the Commission on April 22, 1994.

                  (12)   Not applicable.

                  (13)(a) Purchase Agreement for Large Company Index Fund and
                          Small Company Index Fund is incorporated herein by reference to Pre-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 28, 1990.

                  (13)(b) Purchase Agreement for U.S. Treasury Index Fund is
                          incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed with the Commission on March 28, 1991.

                  (13)(c) Purchase Agreement for Utility Index Fund is
                          incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed with the Commission on November 6, 1992.

                  (13)(d) Purchase Agreement for Municipal Bond Fund is
                          incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed with the Commission on April 13, 1993.

                  (14)   Not applicable.

                  (15)   Not applicable.

                  (16)(a) Schedule for Computation of Performance Quotations is
                          incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed with the Commission on November 6, 1992.

                  (16)(b) Schedule for Computation of Performance Quotations for
                          Utility Index Fund is incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 28, 1993.

                  (16)(c) Schedule for Computation of Performance Quotations for
                          Municipal Bond Fund is incorporated herein by reference to Post-Effective

                  Amendment No. 13 to Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 1993.



                  (27) Financial Data Schedules

Item 25.          Persons Controlled by or Under Common Control with Registrant

                  Registrant is controlled by its Board of Trustees.

Item 26.          Number of Holders of Securities

                                                     Number of Record Holders
                  Title of Series                      as of May 15, 1997
                  ---------------                    ------------------------

                  Large Company Index Fund                     17,306

                  Small Company Index Fund                     20,306

                  U.S. Treasury Index Fund                      6,220

                  Utility Index Fund                            5,027

                  Municipal Bond Fund                           1,041

Item 27.          Indemnification


                  Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for respectively in Section 1.12 of the Amended and Restated Distribution Agreement incorporated by reference herein as Exhibit (6)(a), in Section 1.15 of the Form of Distribution Agreement included herein as Exhibit (6)(b), in Section 20 of the Custody Agreement incorporated by reference herein as Exhibit (8), in Section 18 of the Amended and Restated Transfer Agency Agreement incorporated by reference herein as Exhibit (9)(c), and in Article 10 of the Form of Transfer Agency and Services Agreement included herein as Exhibit (9)(d). Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, under Article XI, Sections 1 and 2 of the Declaration of Trust (the "Trust Agreement"), any past or present trustee or officer of Registrant, including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person of Registrant, and against amounts paid or incurred by him in the settlement thereof. These provisions do not authorize indemnification when it is determined, in the manner specified in the Trust Agreement, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of the Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Trust Agreement, that the Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office. Expenses may be paid by the Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by a Covered Person to repay those expenses to the Registrant in the event that it is ultimately determined that indemnification of the expenses is not authorized under the Trust Agreement and the Covered Person either provides security for such undertaking or insures the Registrant against losses from such advances or the majority of disinterested Trustees or independent legal counsel determines, in the manner specified in the Trust Agreement, that there is reason to believe the Covered Person will be entitled to indemnification.


                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities' being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 28.          Business and Other Connections of Investment Advisers


                  Fleet Investment Advisors Inc. ("Fleet") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").


                  The list required by this Item 28 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).

Item 29.          Principal Underwriter


                  (a) In addition to Galaxy Fund II, First Data Distributors, Inc. (the "Distributor") currently acts as distributor for The Galaxy Fund, The Galaxy VIP Fund, BT Insurance Funds Trust, CT & T Funds, Panorama Funds, and Wilshire Target Funds, Inc. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is a subsidiary of First Data Investor Services Group, Inc., which is located at 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581.


                  (b) The information required by this Item 29(b) with respect to each director, officer, or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-14716).

                  (c) The Distributor receives no compensation from the Registrant for distribution of its shares. The Distributor is an affiliated person of First Data Investor Services Group, Inc., the Registrant's sub-administrator and transfer agent, which receives sub-administration and transfer agency fees as described in Parts A and B of this Registration Statement.

Item 30.          Location of Accounts and Records

                  The records and books of the Registrant and the Funds are located at the offices of:

                  (1) Fleet Investment Advisors Inc., 75 State Street, Boston, Massachusetts 02106 (records relating to its functions as investment adviser to all of the Registrant's Funds);

                  (2) First Data Distributors, Inc., 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581 (records relating to its functions as distributor);

                  (3) Fleet National Bank, 111 Westminster Street, Providence, Rhode Island 02903 (records relating to its functions as administrator);

                  (4) First Data Investor Services Group, Inc., 4400 Computer Drive, P.O. Box 5108, Westboro, Massachusetts 01581 (records relating to its functions as transfer agent and sub-administrator);

                  (5) Drinker Biddle & Reath LLP, 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107 (Registrant's Declaration of Trust, By-Laws and minute books); and


                  (6) The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as custodian).

Item 31.          Management Services

                  Not applicable.

Item 32.          Undertakings

                  Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant hereby undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended, relating to communications with shareholders of certain common law trusts. Registrant hereby undertakes further to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pawtucket, State of Rhode Island, on the 28 day of July, 1997.


                                              GALAXY FUND II


                                              By: /s/ John T. O'Neill
                                                 ------------------------------

                                                  John T. O'Neill
                                                  President


           Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 23 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



         Signature                                            Title                                Date
         ---------                                            -----                                ----
/s/ John T. O'Neill                                  Trustee, President                       July 28, 1997
--------------------------                           and Treasurer
John T. O'Neill

* Dwight E. Vicks, Jr.                               Chairman of the                          July 28, 1997
-------------------------                            Board of Trustees
  Dwight E. Vicks, Jr.

* Donald B. Miller                                   Trustee                                  July 28, 1997
--------------------------
  Donald B. Miller

* Louis DeThomasis                                   Trustee                                  July 28, 1997
-------------------------
  Louis DeThomasis

* Bradford S. Wellman                                Trustee                                  July 28, 1997
------------------------
  Bradford S. Wellman

* James M. Seed                                      Trustee                                  July 28, 1997
-------------------------
  James M. Seed

         Signature                                            Title                                Date
         ---------                                            -----                                ----

*By: /s/ John T. O'Neill
    ---------------------------
    John T. O'Neill
    Attorney-in-Fact

                                 GALAXY FUND II

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John
T. O'Neill and W. Bruce McConnel, III, and either of them his true and lawful attorney-in fact and agent with full power of substitution or resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.




Dated: July 16, 1996                /s/ Dwight E. Vicks, Jr.
                                 -----------------------------
                                        Dwight E. Vicks, Jr.

                                 GALAXY FUND II

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John
T. O'Neill and W. Bruce McConnel, III, and either of them his true and lawful attorney-in fact and agent with full power of substitution or resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.




Dated: July 15, 1996                 /s/ Donald B. Miller
                                 -----------------------------
                                         Donald B. Miller

                                 GALAXY FUND II

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John
T. O'Neill and W. Bruce McConnel, III, and either of them his true and lawful attorney-in fact and agent with full power of substitution or resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.




Dated: July 24, 1996              /s/ Brother Louis DeThomasis
                                 -----------------------------
                                      Brother Louis DeThomasis

                                 GALAXY FUND II

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John
T. O'Neill and W. Bruce McConnel, III, and either of them his true and lawful attorney-in fact and agent with full power of substitution or resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.




Dated: July 16, 1996                /s/ Bradford S. Wellman
                                 -----------------------------
                                        Bradford S. Wellman

                                 GALAXY FUND II

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John
T. O'Neill and W. Bruce McConnel, III, and either of them his true and lawful attorney-in fact and agent with full power of substitution or resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.




Dated: July 18, 1996                  /s/ James M. Seed
                                 -----------------------------
                                          James M. Seed

                                            EXHIBIT INDEX

   EXHIBIT NO.                           DESCRIPTION                            PAGE NO.
   -----------                           -----------                            --------
     (6)(b)           Form of Distribution Agreement between Registrant
                      and First Data Distributors, Inc.

     (9)(d)           Form of Transfer Agency and Services Agreement
                      Among Registrant, First Data Investor Services
                      Group, Inc. and Fleet National Bank

     (11)(a)          Consent of Coopers & Lybrand L.L.P.

     (11)(b)          Consent of Drinker Biddle & Reath LLP

     (27)             Financial Data Schedules